As filed with the Securities and Exchange Commission on January 28, 1998


                                                     Registration No. 33-44559*

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 6
                                       To
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.       Exact name of trust:     EMPIRE STATE MUNICIPAL EXEMPT TRUST,
                                  GUARANTEED SERIES 80, GUARANTEED SERIES 81,
                                  GUARANTEED SERIES 82 AND GUARANTEED SERIES 83

B.       Name of depositors:      GLICKENHAUS & CO.
                                  LEBENTHAL & CO., INC.

C. Complete address of depositors' principal executive offices:

                  GLICKENHAUS & CO.                  LEBENTHAL & CO., INC.
                  6 East 43rd Street                 120 Broadway
                  New York, NY 10017                 New York, NY 10271

D. Name and complete address of agent for service:

      SETH M. GLICKENHAUS    JAMES A. LEBENTHAL         Copy of comments to:
      Glickenhaus & Co.      Lebenthal & Co., Inc.      MICHAEL R. ROSELLA, ESQ.
      6 East 43rd Street     120 Broadway               Battle Fowler LLP
      New York, NY 10017     New York, NY 10271         75 East 55th Street
                                                        New York, NY 10022
                                                        (212) 856-6858

It is proposed that this filing become effective (check appropriate box)


/  /  immediately upon filing pursuant to paragraph (b) of Rule 485
/x/   on January 30, 1998 pursuant to paragraph (b)
/  /  60 days after filing pursuant to paragraph (a)
/  /  on (       date       ) pursuant to paragraph (a) of Rule 485


===============================================================================

* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Empire State Municipal Exempt Trust, Guaranteed Series 80, Guaranteed Series 81, Guaranteed 82 and Guaranteed Series 83 covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 33-44559, 33-44560, 33-44561 and 33-45507, respectively) under the
     Act.



332290.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80


             Prospectus, Part I 12,974 Units Dated: January 30, 1998

             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.

     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of October 31, 1997 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of September 30, 1997. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies ("Standard & Poor's").

     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under Tax Status."

     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

     Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      - 1 -
332748.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 80


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1997


                           SPONSORS: GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

              AGENT FOR SPONSORS:   GLICKENHAUS & CO.
                         TRUSTEE:   THE BANK OF NEW YORK
                       EVALUATOR:   MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:                $    12,820,000

Number of Units:                                                          12,974

Fractional Undivided Interest in the Trust Per Unit:                    1/12,974

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):                $13,753,296.45
                                                                  ==============

Sponsors' Repurchase Price Per Unit:                              $     1,060.07

Plus Sales Charge(1):                                                      37.05
                                                                  --------------

Public Offering Price Per Unit(2):                                $     1,097.12
                                                                  ==============

Redemption Price Per Unit(3):                                     $     1,060.07

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                               $        37.05

Weighted Average Maturity of Bonds in the Trust:                    14.694 years


Evaluation Time:                                   2:00 p.m.,  New York Time, on the next day  following  receipt by a
                                                   Sponsor of an order for a Unit sale or  purchase  or by the Trustee of a Unit tendered for redemption.


Annual Insurance Premium:                          $48,101


Evaluator's Fee:                                   $.55  for  each  issue  of  Bonds  in  the  Trust  for  each  daily valuation.

Trustee's Annual Fee:                              For each  $1,000  principal  amount  of Bonds  in the  Trust,  $.91 under  the  monthly  and $.51  under the  semi-annual  distribution plan.

Sponsors' Annual Fee:                              Maximum of $.25 per $1,000 face amount of underlying Securities.

Date of Deposit:                                   January 7, 1992

Date of Trust Agreement:                           January 7, 1992

Mandatory Termination Date:                        December 31, 2041

Minimum Principal Distribution:                    $1.00 per Unit

Minimum Value of the Trust under which

    Trust Agreement may be Terminated:             $2,000,000  or 20% of the  value  of the  Trust  as of the  date of deposit, whichever is lower.

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 80


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1997
                                   (Continued)



                                                                           Monthly                  Semi-annual
                                                                           -------                  -----------


P Estimated Annual Interest Income:                                        $69.17                     $69.17
      Less Annual Premium on Portfolio Insurance                             3.69                       3.69
E     Less Estimated Annual Expenses                                         1.80                       1.26
                                                                           ------                     ------

R Estimated Net Annual Interest Income:                                    $63.68                     $64.22
                                                                           ======                     ======


U Estimated Interest Distribution:                                        $  5.31                     $32.11

N Estimated Current Return Based on Public
      Offering Price (4):                                                    5.80%                      5.85%
I
    Estimated Long-Term Return Based
T    on Public Offering Price (5):                                           3.59%                      3.64%

    Estimated Daily Rate of Net Interest
       Accrual:                                                           $ .17689                   $ .17839


    Record Dates:                                                          15th Day of             15th Day of May
                                                                              Month                 and November

    Payment Dates:                                                         1st Day of              1st Day of June
                                                                              Month                 and December

-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
      Part II of this Prospectus.


2.    Plus  accrued   interest  to  November  5,  1997,  the  expected  date  of settlement, of $13.51 monthly and $40.33 semi-annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering
      Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

      Portfolio Information

      On September 30, 1997, the bid side valuation of 1.9% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 98.1% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

      Special Factors Concerning the Portfolio

      On September 30, 1997, the Portfolio consisted of eleven issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit Holders of circumstances affecting the Trust. 14.7% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 30.4% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 54.9% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

      Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, three
(14.7%); Appropriations, three (30.4%); Revenue: Housing, one (9.9%); Health Care, one (8.5%); Water and Sewer, one (7.3%); Transportation, one (2.9%); and Other, one (26.3%). The Trust is deemed to be concentrated in the Appropriations and Other Bonds categories.1 Four issues, constituting (40.3%) of the Bonds in the Portfolio, are original issue discount bonds, of which one is a zero coupon bond. Three issues (21.3%) were rated AAA and two issues (12.3%) were rated BBB+ by Standard & Poor's; three issues (27.2%) were rated Aaa and one issue (26.3%) was rated A1 by Moody's Investors Service, Inc. ("Moody's").2 Two issues are partially refunded. The partially refunded portions (10.7%) are rated Aaa by Moody's. The remaining portions (2.2%) are rated BBB+ by Standard & Poor's. Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit Holders consult the official statements for each Security in the Portfolio of the Trust.


      Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "Tax Status" in Part II of this Prospectus.)

      Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.


      Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss), which may be long- or short-term depending on the facts and circumstances, does not include any amount received in respect of accrued interest or any accrued original issue discount or accrued market discount. Bonds selling at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount. Long-term capital gains realized by Non-Corporate Unit Holders will be taxed at a maximum federal income tax rate of 28% (or 20%, if the asset has been held for more than 18 months), while ordinary income received by Non-Corporate Unit Holders will be taxed at a maximum federal income tax rate of 39.6%.



-------------------

      1A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

      2For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

INDEPENDENT AUDITOR'S REPORT




The Sponsors,  Trustee and Unit Holders of Empire State Municipal  Exempt Trust,
    Guaranteed Series 80:


We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 80, including the tax-exempt bond portfolio, as of September 30, 1997, and the related statements of operations and changes in net assets for the years ended September 30, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 80 as of September 30, 1997, and the results of its operations and changes in net assets for the years ended September 30, 1997, 1996 and 1995 in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

October 31, 1997

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1997
                      ====================================



ASSETS:

    CASH............................................................................................     $      86 043

    INVESTMENTS IN SECURITIES, at market value (cost $12,914,881) (Note 1)..........................        13 949 531

    ACCRUED INTEREST RECEIVABLE.....................................................................           234 473
                                                                                                         -------------

          Total trust property......................................................................        14 270 047

    LESS - ACCRUED EXPENSES.........................................................................             3 380
                                                                                                         -------------

    NET ASSETS......................................................................................       $14 266 667
                                                                                                         =============


NET ASSETS REPRESENTED BY:

                                                                   Monthly          Semi-annual
                                                                distribution       distribution
                                                                    plan               plan                  Total
                                                                    ----               ----                  -----

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS........................................             $6 895 753           $7 026 402          $13 922 155

UNDISTRIBUTED NET INVESTMENT
    INCOME...........................................                119 139              225 373              344 512
                                                                  ----------           ----------          -----------

          Total value................................             $7 014 892           $7 251 775          $14 266 667
                                                                  ==========           ==========          ===========

UNITS OUTSTANDING....................................                  6 492                6 615               13 107
                                                                  ==========           ==========          ===========

VALUE PER UNIT.......................................            $  1 080.54          $  1 096.26
                                                                 ===========          ===========



                        See Notes to Financial Statements

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                            STATEMENTS OF OPERATIONS
                    =======================================



                                                                                  Year ended September 30,
                                                                                  ------------------------
                                                                            1997            1996              1995
                                                                            ----            ----              ----

INVESTMENT INCOME - INTEREST.......................................       $  969 136       $1 033 126       $1 112 697
                                                                          ----------       ----------       ----------

EXPENSES:
    Trustee fees...................................................           13 584           13 717           14 132
    Evaluation fees................................................            2 240            2 249            2 250
    Insurance premiums.............................................           54 124           59 441           63 713
    Sponsors' advisory fees........................................            3 290            3 659            3 942
    Auditors' fees.................................................            1 800            1 800            1 800
                                                                          ----------       ----------       ----------

                    Total expenses.................................           75 038           80 866           85 837
                                                                          ----------       ----------       ----------

NET INVESTMENT INCOME..............................................          894 098          952 260        1 026 860

REALIZED GAIN ON SECURITIES SOLD
    OR REDEEMED (Notes 1 and 3)....................................          141 415           92 167           77 270

NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION) (Note 1)...........................         (103 133)         (269 661)        402 538
                                                                          ----------       ----------       ----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS......................................       $  932 380      $   774 766       $1 506 668
                                                                          ==========       ==========       ==========



                        See Notes to Financial Statements

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                       STATEMENTS OF CHANGES IN NET ASSETS
                     ======================================



                                                                                Year ended September 30,
                                                                                ------------------------
                                                                        1997             1996                 1995
                                                                        ----             ----                 ----

OPERATIONS:
    Net investment income.......................................    $     894 098     $     952 260       $  1 026 860
    Realized gain on securities
        sold or redeemed (Notes 1 and 3)........................          141 415            92 167             77 270
    Net change in unrealized market
        appreciation (depreciation) (Note 1)....................         (103 133)         (269 661)           402 538
                                                                    -------------     -------------       ------------

             Net increase in net assets resulting
               from operations..................................          932 380           774 766          1 506 668
                                                                    -------------     -------------       ------------

DISTRIBUTIONS TO UNIT HOLDERS (Note 2):
    Net investment income.......................................         (927 502)         (977 734)        (1 046 196)
    Principal...................................................                -           (19 608)                 -
                                                                    -------------     -------------       ------------
             Total distributions................................         (927 502)         (997 342)        (1 046 196)
                                                                    -------------     -------------       ------------

CAPITAL SHARE TRANSACTIONS:
    Redemption of 1,452, 850 and 1,015 units
       at September 30, 1997, 1996 and 1995,
       respectively.............................................       (1 532 544)         (909 011)        (1 071 414)
                                                                    -------------     -------------       ------------

NET DECREASE IN NET ASSETS......................................       (1 527 666)       (1 131 587)          (610 942)

NET ASSETS:
    Beginning of year...........................................       15 794 333        16 925 920         17 536 862
                                                                    -------------     -------------       ------------

    End of year.................................................      $14 266 667       $15 794 333        $16 925 920
                                                                    =============     =============       ============

DISTRIBUTIONS PER UNIT (Note 2):
    Interest:
        Monthly plan............................................  $         63.79   $         63.66    $         63.54
        Semi-annual plan........................................  $         64.16   $         64.24    $         64.07

    Principal:
        Monthly plan............................................$                - $           1.33 $                -
        Semi-annual plan........................................$                - $           1.33 $                -



                        See Notes to Financial Statements

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                          NOTES TO FINANCIAL STATEMENTS
                    =======================================



The Trust is a unit investment trust formed under the Investment Company Act of 1940 for the purpose of obtaining tax-exempt interest income through investment in a fixed insured portfolio of long-term bonds, issued primarily by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof.

The Bank of New York (the "Trustee") has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.


NOTE 1 - ACCOUNTING POLICIES

         Securities

              Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on the trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

         Taxes on income

              The Trust is not subject to taxes on income and, accordingly, no provision has been made.

         Termination of Trust

              The mandatory termination date of the Trust is December 31, 2041. If the value of the Trust falls below $2,000,000 or 20% of the value of the Trust as of the date of deposit, whichever is lower, the Trust is subject to termination as specified in the Trust Agreement.

         Value per unit

              Included in value per unit is undistributed net investment income per unit. This represents income earned and accrued to each unit less amounts distributed to the Unit Holder. The last income distribution dates were September 1 and June 1, 1997 for Unit Holders electing monthly or semi-annual distributions, respectively, resulting in a higher value per unit for those electing semi-annual distributions than those electing monthly distributions.


NOTE 2 - DISTRIBUTIONS

         Interest received by the Trust is distributed to Unit Holders either semi-annually on the first day of June and December or, if elected by the Unit Holder, on the first day of each month, after deducting applicable expenses. Principal distributions result from the sale or redemption of securities.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                   =========================================



NOTE 3 - BONDS SOLD OR REDEEMED

Port-
folio                                            Principal         Date                                        Realized
 No.                Description                    Amount      Redeemed       Net Proceeds      Cost             Gain
 ---                -----------                    ------      --------       ------------      ----             ----

Year ended September 30, 1997:

  4a      The City of New York, General       $     10 000      10/07/96    $     11 450    $     10 581    $       869
           Obligation Bonds, Fiscal 1991            20 000       1/14/97          22 960          21 162          1 798
           Series F                                 80 000       3/12/97          92 400          84 646          7 754
                                                   460 000       5/07/97         526 700         486 717         39 983
                                                    40 000       8/26/97          45 760          42 323          3 437
                                                    90 000       9/23/97         103 590          95 227          8 363

  10      New York City Municipal Water             40 000      10/24/96          44 300          41 398          2 902
           Finance Authority, Water and             15 000      11/22/96          16 545          15 524          1 021
           Sewer System Revenue Bonds,              25 000      12/23/96          27 600          25 874          1 726
           Fiscal 1991 Series C                     80 000       4/08/97          87 400          82 795          4 605
                                                   160 000       6/02/97         176 640         165 590         11 050
                                                    35 000       6/25/97          38 500          36 223          2 277
                                                    30 000       8/04/97          33 210          31 048          2 162

  *       Dormitory Authority of the State         410 000       3/12/97          80 360          57 400         22 960
           of New York, City University
           System Consolidated Revenue
           Bonds, Series 1988E

  *       New York State Urban Develop-            250 000       3/12/97          49 225          35 000         14 225
           ment Corporation, Correctional
           Facilities Revenue Bonds,
           Series E

  8       New York State Urban Develop-             75 000       7/15/97          83 700          77 062          6 638
           ment Corporation, Correctional
           Facilities Revenue Bonds,
           Series 2

  *       New York City Municipal                   75 000       8/26/97          76 800          67 155          9 645
           Water Finance Authority,
           Water and Sewer System
           Revenue Bonds, Fiscal 1990
           Series A
                                                ----------                    ----------      ----------       --------

                                                $1 895 000                    $1 517 140      $1 375 725       $141 415
                                                ==========                    ==========      ==========       ========


*Portfolio redeemed in its entirety.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                   =========================================



NOTE 4 - NET ASSETS

         Cost of 18,000 units at Date of Deposit                 $18 512 967
         Less gross underwriting commission                         (907 020)
                                                                 -----------

                    Net cost - initial offering price             17 605 947

         Realized net gain on securities sold or redeemed            524 150
         Principal distribution                                      (19 608)
         Redemption of 4,893 units                                (5 222 984)
         Unrealized market appreciation of securities              1 034 650
         Undistributed net investment income                         344 512
                                                                 -----------

                    Net assets                                   $14 266 667
                                                                 ===========

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                    ========================================

                                                                                                      Redemption Features
Port-                      Aggregate                                                   Date of        S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
 ---       --------         ------              -------------            ----         --------             --------

  1        AAA            $ 1 100 000      Dormitory Author-            7.400%        08/01/30      02/01/08 @ 100 S.F.
                                            ity of the State                                        08/01/01 @ 102 Opt.
                                            of New York, St.
                                            Vincent's Hospital
                                            and Medical Center
                                            of New York, FHA-
                                            Insured Mortgage
                                            Revenue Bonds,
                                            Series 1991

  2        AAA              1 275 000      Lillian Cooper               7.000         01/01/23      01/01/04 @ 100 S.F.
                                            Housing Develop-                                        07/01/02 @ 102 Opt.
                                            ment Corporation,
                                            Mortgage Revenue
                                            Refunding Bonds,
                                            Series 1991E

  3        AAA                370 000      Metropolitan                 5.500         07/01/15      No Sinking Fund
                                            Transportation                                          07/01/98 @ 100 Opt.
                                            Authority,
                                            Transit Facilities
                                            Revenue Bonds,
                                            Series G

  4a       Aaa*             1 195 000      The City of New              8.250         11/15/18      No Sinking Fund
                                            York, General                                           11/15/01 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1991
                                            Series F

                            Market Value          Annual
Port-        Cost of            as of            Interest
folio         Bonds         September 30,        Income to
 No.        to Trust            1997              Trust
 ---        --------            ----              -----

  1         $ 1 165 769       $ 1 215 126        $  81 400









  2           1 301 584         1 323 960           89 250






  3             331 875           370 137           20 350






  4a          1 264 405         1 394 995           98 588

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Continued)
                 ==============================================


                                                                                                      Redemption Features
Port-                      Aggregate                                                   Date of        S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
 ---       --------         ------              -------------            ----         --------             --------

  4b       BBB+         $     245 000      The City of New              8.250%        11/15/18      No Sinking Fund
                                            York, General                                           11/15/01 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1991
                                            Series F

  5a       Aaa*               180 000      The City of New              7.500         08/01/19      No Sinking Fund
                                            York, General                                           08/01/02 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1992
                                            Series C

  5b       BBB+                35 000      The City of New              7.500         08/01/19      No Sinking Fund
                                            York, General                                           08/01/02 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1992
                                            Series C

  6        A1*              3 400 000      Triborough Bridge            6.875         01/01/15      01/01/11 @ 100 S.F.
                                            and Tunnel Author-                                      01/01/01 @ 102 Opt.
                                            ity, Special
                                            Obligation Refund-
                                            ing Bonds,
                                            Series 1991B

                              Market Value          Annual
Port-          Cost of            as of            Interest
folio           Bonds         September 30,        Income to
 No.          to Trust            1997              Trust
 ---          --------            ----              -----

  4b        $     259 230     $     279 533        $  20 213





  5a              179 100           207 905           13 500





  5b               34 825            39 298            2 625





  6             3 468 000         3 643 134          233 750

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Continued)
                  ============================================


                                                                                                      Redemption Features
Port-                      Aggregate                                                   Date of        S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
 ---       --------         ------              -------------            ----         --------             --------

 7        BBB+         $     240 000      The City of New              0.000%        06/01/20      No Sinking Fund
                                            York, General                                           No Optional Call
                                            Obligation Bonds,
                                            Principal New
                                            York City Savers,
                                            Fiscal 1991
                                            Series B

  8        Aaa*               570 000      New York State               7.500         01/01/18      01/01/12 @ 100 S.F.
                                            Urban Develop-                                          01/01/01 @ 102 Opt.
                                            ment Corpora-
                                            tion, Correc-
                                            tional Capital
                                            Facilities
                                            Revenue Bonds,
                                            Series 2

  9        Aaa*             2 000 000      New York State               7.375         01/01/18      01/01/09 @ 100 S.F.
                                            Urban Develop-                                          01/01/02 @ 102 Opt.
                                            ment Corporation,
                                            Correctional
                                            Capital Facili-
                                            ties Revenue
                                            Bonds, Series 3

                              Market Value          Annual
Port-          Cost of            as of            Interest
folio           Bonds         September 30,        Income to
 No.          to Trust            1997              Trust
 ---          --------            ----              -----

 7        $       32 400    $       68 050                -







  8               585 675           638 252        $  42 750








  9             2 045 000         2 277 860          147 500

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 80

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Concluded)
                    =======================================


                                                                                                      Redemption Features
Port-                      Aggregate                                                   Date of        S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
 ---       --------         ------              -------------            ----         --------             --------

 10        Aaa*         $     945 000      New York City                7.375%        06/15/14      No Sinking Fund
                                            Municipal Water                                         06/15/01 @ 101.5 Opt.
                                            Finance Author-
                                            ity, Water and
                                            Sewer System
                                            Revenue Bonds,
                                            Fiscal 1991
                                            Series C

 11        BBB+             1 350 000      Metropolitan                 6.500         07/01/16      07/01/13 @ 100 S.F.
                                            Transportation                                          07/01/01 @ 102 Opt.
                                            Authority,
                                            Transit Facili-
                                            ties 1987
                                            Service Contract
                                            Bonds, Series 5

                          -----------

                          $12 905 000
                          ===========

                            Market Value          Annual
Port-         Cost of           as of            Interest
folio          Bonds        September 30,        Income to
 No.         to Trust           1997              Trust
 ---         --------           ----              -----

 10       $     978 018      $  1 062 360        $  69 694








 11           1 269 000         1 428 921           87 750






            -----------       -----------         --------

            $12 914 881       $13 949 531         $907 370
            ===========       ===========         ========



                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's except for those indicated by (*), which are by Moody's. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's or Moody's.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 81


             Prospectus, Part I 7,806 Units Dated: January 30, 1998

             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.

     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of October 31, 1997 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of September 30, 1997. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies ("Standard & Poor's").

     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under Tax Status."

     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

     Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      - 1 -
332750.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 81


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1997


                        SPONSORS:   GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

              AGENT FOR SPONSORS:   GLICKENHAUS & CO.
                         TRUSTEE:   THE BANK OF NEW YORK
                       EVALUATOR:   MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:                                                      $     7,630,000

Number of Units:                                                                                                 7,806

Fractional Undivided Interest in the Trust Per Unit:                                                           1/7,806

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):                                                       $8,367,233.29
                                                                                                         =============

Sponsors' Repurchase Price Per Unit:                                                                  $       1,071.90

Plus Sales Charge(1):                                                                                            38.96
                                                                                                      ----------------

Public Offering Price Per Unit(2):                                                                    $       1,110.86
                                                                                                      ================

Redemption Price Per Unit(3):                                                                         $       1,071.90

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                                                                 $            38.96

Weighted Average Maturity of Bonds in the Trust:                                                          10.567 years

Evaluation Time:                                   2:00 p.m.,  New York Time, on the next day  following  receipt by a
                                                   Sponsor of an order for a Unit sale or  purchase  or by the Trustee of a Unit tendered for redemption.


Annual Insurance Premium:                          $31,492


Evaluator's Fee:                                   $.55  for  each  issue  of  Bonds  in  the  Trust  for  each  daily valuation.

Trustee's Annual Fee:                              For each  $1,000  principal  amount  of Bonds  in the  Trust,  $.91 under  the  monthly  and $.51  under the  semi-annual  distribution plan.

Sponsors' Annual Fee:                              Maximum of $.25 per $1,000 face amount of underlying Securities.

Date of Deposit:                                   February 6, 1992

Date of Trust Agreement:                           February 6, 1992

Mandatory Termination Date:                        December 31, 2041

Minimum Principal Distribution:                    $1.00 per Unit

Minimum Value of the Trust under which
    Trust Agreement may be Terminated:             $2,000,000  or 20% of the  value  of the  Trust  as of the  date of deposit, whichever is lower.

                                       2

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 81


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1997
                                   (Continued)



                                                                           Monthly                  Semi-annual


P Estimated Annual Interest Income:                                        $70.50                     $70.50
    Less Annual Premium on Portfolio Insurance                               4.03                       4.03
E     Less Estimated Annual Expenses                                         2.05                       1.50
                                                                         --------                   --------
R Estimated Net Annual Interest Income:                                    $64.42                     $64.97
                                                                           ======                     ======


U Estimated Interest Distribution:                                        $  5.37                     $32.49

N Estimated Current Return Based on Public
      Offering Price (4):                                                    5.80%                      5.85%
I
    Estimated Long-Term Return Based
T    on Public Offering Price (5):                                           2.87%                      2.92%

    Estimated Daily Rate of Net Interest
       Accrual:                                                          $ .17894                   $ .18047

    Record Dates:                                                          15th Day of             15th Day of May
                                                                              Month                 and November

    Payment Dates:                                                         1st Day of              1st Day of June
                                                                              Month                 and December


-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
      Part II of this Prospectus.


2.    Plus  accrued   interest  to  November  5,  1997,  the  expected  date  of settlement, of $13.63 monthly and $40.57 semi-annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

      Portfolio Information

      On September 30, 1997, the bid side valuation of .7% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 99.3% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

      Special Factors Concerning the Portfolio


      On September 30, 1997, the Portfolio consisted of ten issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit Holders of circumstances affecting the Trust. 20.8% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 24.7% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 54.5% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

      Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, three (20.8%); Appropriations, two (24.7%); Revenue: Higher Education, one (8.9%); Health Care, one (.7%); Water and Sewer, one (14.9%); and Other, two (30%). The Trust is deemed to be concentrated in the Other Bonds category.1 Six issues, constituting 47.9% of the Bonds in the Portfolio, are original issue discount bonds, of which one is a zero coupon bond. Two issues (30%) were rated AAA and two issues (3.3%) were rated BBB+ by Standard & Poor's; three issues (36.8%) were rated Aaa and one issue (14.8%) was rated A by Moody's Investors Service, Inc. ("Moody's").2 Two issues were partially refunded. The partially refunded portions (12.6%) were rated Aaa by Moody's. The remaining portions (2.5%) were rated BBB+ by Standard & Poor's. Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit Holders consult the official statements for each Security in the Portfolio of the Trust.


      Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "Tax Status" in Part II of this Prospectus.)

       Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.


       Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss), which may be long- or short-term depending on the facts and circumstances, does not include any amount received in respect of accrued interest or any accrued original issue discount or accrued market discount. Bonds selling at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount. Long-term capital gains realized by Non-Corporate Unit Holders will be taxed at a maximum federal income tax rate of 28% (or 20%, if the asset has been held for more than 18 months), while ordinary income received by Non-Corporate Unit Holders will be taxed at a maximum federal income tax rate of 39.6%.


-------------------

    1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

    2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

INDEPENDENT AUDITOR'S REPORT




The Sponsors, Trustee and Unit Holders of Empire State Municipal
  Exempt Trust, Guaranteed Series 81:


We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 81, including the tax-exempt bond portfolio, as of September 30, 1997, and the related statements of operations and changes in net assets for the years ended September 30, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 81 as of September 30, 1997, and the results of its operations and changes in net assets for the years ended September 30, 1997, 1996 and 1995 in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

October 31, 1997

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 81

                                               STATEMENT OF NET ASSETS
                                                  SEPTEMBER 30, 1997
================================================================================



ASSETS:

    CASH............................................................................................      $     59 942

    INVESTMENTS IN SECURITIES, at market value (cost $7,702,082) (Note 1)...........................         8 553 770

    ACCRUED INTEREST RECEIVABLE.....................................................................           155 297
                                                                                                         -------------

          Total trust property......................................................................         8 769 009

    LESS - ACCRUED EXPENSES AND OTHER LIABILITIES...................................................            81 620
                                                                                                        --------------

    NET ASSETS......................................................................................        $8 687 389
                                                                                                            ==========


NET ASSETS REPRESENTED BY:

                                                                   Monthly           Semi-annual
                                                                distribution        distribution
                                                                    plan                plan                 Total

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS........................................          $   3 802 470        $   4 671 943         $  8 474 413

UNDISTRIBUTED NET INVESTMENT
    INCOME...........................................                 64 091              148 885              212 976
                                                               -------------        -------------         ------------

          Total value................................          $   3 866 561        $   4 820 828         $  8 687 389
                                                               =============        =============         ============

UNITS OUTSTANDING....................................                  3 538                4 347                7 885
                                                               =============        =============         ============

VALUE PER UNIT.......................................          $    1 092.87        $    1 109.00
                                                               =============        =============


                                          See Notes to Financial Statements

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 81

                                               STATEMENTS OF OPERATIONS
================================================================================





                                                                                Year ended September 30,
                                                                                ------------------------
                                                                            1997            1996              1995
                                                                            ----            ----              ----

INVESTMENT INCOME - INTEREST.......................................        $ 589 704       $ 632 106          $694 742
                                                                           ---------       ---------          --------

EXPENSES:
    Trustee fees...................................................            8 355           8 541             9 062
    Evaluation fees................................................            2 175           2 249             2 420
    Insurance premiums.............................................           34 993          38 383            42 524
    Sponsors' advisory fees........................................            1 846           2 332             2 366
    Auditors' fees.................................................            1 800           1 800             1 800
                                                                        ------------    ------------       -----------

                    Total expenses.................................           49 169          53 305            58 172
                                                                         -----------     -----------        ----------

NET INVESTMENT INCOME..............................................          540 535         578 801           636 570

REALIZED GAIN ON SECURITIES SOLD
    OR REDEEMED (Notes 1 and 3)....................................          116 084          61 735           141 537

NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION) (Note 1)...........................         (111 346)       (198 301)          170 033
                                                                           ---------       ---------         ---------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS................................................        $ 545 273       $ 442 235          $948 140
                                                                           =========       =========          ========


                                          See Notes to Financial Statements

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 81

                                         STATEMENTS OF CHANGES IN NET ASSETS
================================================================================




                                                                                         Year ended September 30,
                                                                                         ------------------------
                                                                              1997           1996                  1995
                                                                              ----           ----                  ----
OPERATIONS:
    Net investment income........................................    $      540 535   $       578 801   $      636 570
    Realized gain on securities
        sold or redeemed (Notes 1 and 3).........................           116 084            61 735          141 537
    Net change in unrealized market
        appreciation (depreciation) (Note 1).....................          (111 346)         (198 301)         170 033
                                                                     --------------   ---------------   --------------

             Net increase in net assets
               resulting from operations.........................           545 273           442 235          948 140
                                                                     --------------   ---------------   --------------

DISTRIBUTIONS TO UNIT HOLDERS (Note 2):
    Net investment income........................................          (565 912)         (587 639)        (667 116)
                                                                     --------------   ---------------   --------------

CAPITAL SHARE TRANSACTIONS:
    Redemption of 1,057, 364 and 1,307 units
       at September 30, 1997, 1996 and 1995,
       respectively..............................................        (1 131 376)         (393 611)      (1 390 377)
                                                                     --------------   ---------------   --------------

NET DECREASE IN NET ASSETS  .....................................        (1 152 015)         (539 015)      (1 109 353)

NET ASSETS:
    Beginning of year............................................         9 839 404        10 378 419       11 487 772
                                                                     --------------   ---------------   --------------

    End of year..................................................    $    8 687 389   $     9 839 404  $    10 378 419
                                                                     ==============   ===============  ===============

DISTRIBUTIONS PER UNIT (Note 2):
    Interest:
        Monthly plan.............................................   $         63.80   $         63.23  $         63.48
        Semi-annual plan.........................................   $         64.11   $         63.78  $         64.30



                                          See Notes to Financial Statements

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 81

                                            NOTES TO FINANCIAL STATEMENTS
================================================================================



The Trust is a unit investment trust formed under the Investment Company Act of 1940 for the purpose of obtaining tax-exempt interest income through investment in a fixed insured portfolio of long-term bonds, issued primarily by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof.

The Bank of New York (the "Trustee") has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.


NOTE 1 - ACCOUNTING POLICIES

         Securities

              Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on the trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

         Taxes on income

              The Trust is not subject to taxes on income and, accordingly, no provision has been made.

         Termination of Trust

              The mandatory termination date of the Trust is December 31, 2041. If the value of the Trust falls below $2,000,000 or 20% of the value of the Trust as of the date of deposit, whichever is lower, the Trust is subject to termination as specified in the Trust Agreement.

         Value per unit

              Included in value per unit is undistributed net investment income per unit. This represents income earned and accrued to each unit less amounts distributed to the Unit Holder. The last income distribution dates were September 1 and June 1, 1997 for Unit Holders electing monthly or semi-annual distributions, respectively, resulting in a higher value per unit for those electing semi-annual distributions than those electing monthly distributions.


NOTE 2 - DISTRIBUTIONS

         Interest received by the Trust is distributed to Unit Holders either semi-annually on the first day of June and December or, if elected by the Unit Holder, on the first day of each month, after deducting applicable expenses.

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 81

                                            NOTES TO FINANCIAL STATEMENTS
                                                     (Continued)
================================================================================

NOTE 3 - BONDS SOLD OR REDEEMED

Port-
folio                                            Principal         Date                                       Realized
 No.                Description                    Amount      Redeemed       Net Proceeds      Cost            Gain
 ---                -----------                    ------      --------       ------------      ----            ----


Year ended September 30, 1997:

  5a      The City of New York, General           $ 70 000      10/07/96    $     81 410       $  72 658    $    8 752
           Obligation Bonds, Fiscal 1991
           Series F

  8       New York State Urban Develop-             35 000      10/24/96          39 288          34 650         4 638
           ment Corporation, Correctional
           Capital Facilities Revenue
           Bonds, Series 3

  6       New York City Municipal Water             70 000      11/22/96          77 070          70 525         6 545
           Finance Authority, Water and             60 000       1/14/97          65 820          60 450         5 370
           Sewer System Revenue Bonds,             180 000       4/23/97         195 120         181 350        13 770
           Fiscal 1992 Series A                    180 000       5/07/97         195 660         181 350        14 310
                                                    70 000       6/25/97          76 650          70 525         6 125

  2       New York Local Government                 20 000      12/23/96          22 070          19 650         2 420
           Assistance Corporation                   20 000       4/08/97          21 400          19 650         1 750
           (A Public Benefit Corporation            20 000       7/15/97          22 028          19 650         2 378
           of the State of New York),
           Series 1991C Bonds

  *       Dormitory Authority of the State         115 000       3/12/97          22 540          15 525         7 015
           of New York, City University
           System Consolidated Revenue
           Bonds, Series 1988 E

10        New York State Medical Care              300 000       3/12/97          61 440          42 000        19 440
           Facilities Finance Agency,              130 000       6/02/97          26 598          18 200         8 398
           Mental Health Services Facilities
           Improvement Revenue Bonds,
           1988 Series B

  3       The City of New York, General             60 000       6/02/97          67 650          60 899         6 751
           Obligation Bonds, Fiscal 1992
           Series A

  4a      The City of New York, General             60 000       8/26/97          69 000          62 278         6 722
           Obligation Bonds, Fiscal 1991            20 000       9/23/97          22 460          20 760         1 700
                                                    ------                        ------          ------         -----
           Series F

                                                $1 410 000                    $1 066 204        $950 120      $116 084
                                                ==========                    ==========        ========      ========

-------------------------
*  Portfolio redeemed in its entirety.

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 81

                                            NOTES TO FINANCIAL STATEMENTS
                                                     (Concluded)
================================================================================



NOTE 4 - NET ASSETS

         Cost of 12,000 units at Date of Deposit                                                           $12 099 355
         Less gross underwriting commission                                                                    592 800
                                                                                                        --------------

                    Net cost - initial offering price                                                       11 506 555

         Realized net gain on securities sold or redeemed                                                      540 898
         Redemption of 4,115 units                                                                          (4 424 728)
         Unrealized market appreciation of securities                                                          851 688
         Undistributed net investment income                                                                   212 976
                                                                                                        --------------

                    Net assets                                                                          $    8 687 389
                                                                                                        ==============


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 81

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997

=====================================================================================================================

                                                                                                      Redemption Features
Port-                     Aggregate                                                    Date of        S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
----       --------       ----------       -----------------------     ---------      --------    ---------------------------

  1        AAA             $2 300 000      Triborough Bridge            6.875%        01/01/15      01/01/11 @ 100 S.F.
                                            and Tunnel                                              01/01/01 @ 102 Opt.
                                            Authority,
                                            Special Obli-
                                            gation Refunding
                                            Bonds, Series
                                            1991B (FGIC
                                            Insured)

  2        AAA                 10 000      New York Local               7.000         04/01/21      04/01/16 @ 100 S.F.
                                            Government Assis-                                       04/01/01 @ 102 Opt.
                                            tance Corporation
                                            (A Public Benefit
                                            Corporation of
                                            the State of
                                            New York), Series
                                            1991C Bonds

  3        Aaa*               440 000      The City of                  8.000         08/15/20      No Sinking Fund
                                            New York, General                                       08/15/01 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1992
                                            Series A

  4a       Aaa*               500 000      The City of                  8.250         11/15/19      No Sinking Fund
                                            New York, General                                       11/15/01 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1991
                                            Series F













                            Market Value          Annual
Port-        Cost of            as of            Interest
folio         Bonds         September 30,        Income to
 No.         to Trust           1997              Trust
----         --------     -----------------    --------

  1          $2 366 240        $2 496 949         $158 125








  2               9 825            11 109              700








  3             446 591           506 391           35 200





  4a            518 984           583 680           41 250



                                       12






                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 81

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Continued)
===================================================================================================================


                                                                                                      Redemption Features
Port-                     Aggregate                                                    Date of        S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
----       --------       ----------       -----------------------     ---------      --------    ---------------------------

  4b       BBB+           $   110 000      The City of                  8.250%        11/15/19      No Sinking Fund
                                            New York, General                                       11/15/01 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1991
                                            Series F

  5a       Aaa*               470 000      The City of                  8.250         11/15/17      No Sinking Fund
                                            New York, General                                       11/15/01 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1991
                                            Series F

  5b       BBB+                80 000      The City of                  8.250         11/15/17      No Sinking Fund
                                            New York, General                                       11/15/01 @ 101.5 Opt.
                                            Obligation Bonds,
                                            Fiscal 1991
                                            Series F

  6        A*               1 145 000      New York City                7.100         06/15/12      06/15/10 @ 100 S.F.
                                            Municipal Water                                         06/15/01 @ 101 Opt.
                                            Finance Authority,
                                            Water and Sewer
                                            System Revenue
                                            Bonds, Fiscal
                                            1992 Series A













                             Market Value          Annual
Port-         Cost of            as of            Interest
folio          Bonds         September 30,        Income to
 No.          to Trust           1997              Trust
----   -      --------     -----------------    --------

  4b         $   114 177       $   125 474       $    9 075





  5a             487 846           548 659           38 775





  5b              83 037            91 302            6 600





  6            1 153 587         1 244 626           81 295







                                       13




                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 81

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Continued)
====================================================================================================================


                                                                                                      Redemption Features
Port-                     Aggregate                                                    Date of        S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
----       --------       ----------       -----------------------     ---------      --------    ---------------------------

  7        Aaa*           $   690 000      Dormitory Author-            6.750%        05/15/21      05/15/19 @ 100 S.F.
                                            ity of the State                                        05/15/02 @ 102 Opt.
                                            of New York,
                                            State University
                                            Educational
                                            Facilities
                                            Revenue Bonds,
                                            Series 1991A

  8        Aaa*             1 710 000      New York State               7.375         01/01/18      01/01/09 @ 100 S.F.
                                            Urban Develop-                                          01/01/02 @ 102 Opt.
                                            ment Corporation,
                                            Correctional
                                            Capital Facili-
                                            ties Revenue
                                            Bonds, Series 3

  9        BBB+               200 000      Metropolitan                 6.500         07/01/16      07/01/13 @ 100 S.F.
                                            Transportation                                          07/01/01 @ 102 Opt.
                                            Authority,
                                            Commuter Facili-
                                            ties 1987 Service
                                            Contract Bonds,
                                            Series 5













                           Market Value          Annual
Port-       Cost of            as of            Interest
folio        Bonds         September 30,        Income to
 No.        to Trust           1997              Trust
----        --------     -----------------    --------

  7        $   640 375       $   774 891        $  46 575








  8          1 692 900         1 947 570          126 113







  9            180 820           211 692           13 000







                                       14




                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 81

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Concluded)
====================================================================================================================


                                                                                                      Redemption Features
Port-                     Aggregate                                                    Date of        S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
----       --------       ----------       -----------------------     ---------      --------    ---------------------------

  10       BBB+              $ 55 000      New York State               0.000%        08/15/18      02/15/16 @ 82.192 S.F.
                                            Medical Care                                            08/15/98 @ 21.869 Opt.
                                            Facilities
                                            Finance Agency,
                                            Mental Health
                                            Services Facili-
                                            ties Improvement
                                            Revenue Bonds,
                                            1988 Series B
                           ----------
                           $7 710 000
                           ==========











                             Market Value          Annual
Port-         Cost of            as of            Interest
folio          Bonds         September 30,        Income to
 No.          to Trust           1997              Trust
----          --------     -----------------    --------

  10       $       7 700          $ 11 427                -








              ----------        ----------         --------
              $7 702 082        $8 553 770         $556 708
              ==========        ==========         ========

                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's, except for those indicated by (*), which are by Moody's. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's or Moody's.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82


             Prospectus, Part I 10,890 Units Dated: January 30, 1998

             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.

     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of October 31, 1997 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of September 30, 1997. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies ("Standard & Poor's").

     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under Tax Status."

     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

     Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      - 1 -
332751.1

         EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 82


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1997


                        SPONSORS:   GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

              AGENT FOR SPONSORS:   GLICKENHAUS & CO.
                         TRUSTEE:   THE BANK OF NEW YORK
                       EVALUATOR:   MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:            $       10,455,000


Number of Units:                                                         10,890

Fractional Undivided Interest in the Trust Per Unit:                   1/10,890

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):           $    11,190,872.00
                                                             ==================

Sponsors' Repurchase Price Per Unit:                         $         1,027.63

Plus Sales Charge(1):                                                     38.27
                                                             ------------------

Public Offering Price Per Unit(2):                           $         1,065.90
                                                             ==================

Redemption Price Per Unit(3):                                $         1,027.63

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                          $            38.27

Weighted Average Maturity of Bonds in the Trust:                   12.531 years


Evaluation Time:                                   2:00 p.m.,  New York Time, on the next day  following  receipt by a
                                                   Sponsor of an order for a Unit sale or  purchase  or by the Trustee of a Unit tendered for redemption.


Annual Insurance Premium:                          $44,284


Evaluator's Fee:                                   $.55  for  each  issue  of  Bonds  in  the  Trust  for  each  daily valuation.

Trustee's Annual Fee:                              For each  $1,000  principal  amount  of Bonds  in the  Trust,  $.91 under  the  monthly  and $.51  under the  semi-annual  distribution plan.

Sponsors' Annual Fee:                              Maximum of $.25 per $1,000 face amount of underlying Securities.

Date of Deposit:                                   February 21, 1992

Date of Trust Agreement:                           February 21, 1992

Mandatory Termination Date:                        December 31, 2041

Minimum Principal Distribution:                    $1.00 per Unit

Minimum Value of the Trust under which
    Trust Agreement may be Terminated:             $2,000,000  or 20% of the  value  of the  Trust  as of the  date of deposit, whichever is lower.

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 82


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1997
                                   (Continued)



                                                                           Monthly                  Semi-annual
                                                                           -------                  -----------


P Estimated Annual Interest Income:                                        $65.63                     $65.63
      Less Annual Premium on Portfolio Insurance                             4.06                       4.06
E    Less Estimated Annual Expenses                                          1.59                       1.14
                                                                         --------                   --------


R Estimated Net Annual Interest Income:                                    $59.98                     $60.43
                                                                           ======                     ======


U Estimated Interest Distribution:                                        $  5.00                     $30.22

N Estimated Current Return Based on Public
      Offering Price (4):                                                    5.63%                      5.67%
I
    Estimated Long-Term Return Based
T    on Public Offering Price (5):                                           3.13%                      3.17%

    Estimated Daily Rate of Net Interest
       Accrual:                                                           $ .16661                    $ .16786


    Record Dates:                                                          15th Day of             15th Day of May
                                                                              Month                 and November

    Payment Dates:                                                         1st Day of              1st Day of June
                                                                              Month                 and December

-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
     Part II of this Prospectus.


2. Plus accrued interest to November 5, 1997, the expected date of settlement, of $13.23 monthly and $38.56 semi-annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption --Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

      Portfolio Information
      ---------------------

     On September 30, 1997, the bid side valuation of 4.5% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 95.5% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

      Special Factors Concerning the Portfolio
      ----------------------------------------

     On September 30, 1997, the Portfolio consisted of nine issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit Holders of circumstances affecting the Trust. 32.8% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 2.0% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 65.2% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, three (32.8%); Appropriations, one (2.0%); Revenue: Health Care, one (23.2%); Water and Sewer, two (13.2%); and Other, two (28.8%). The Trust is deemed to be concentrated in the General Obligation and Other Bonds categories.1 Seven issues, constituting 68.9% of the Bonds in the Portfolio, are original issue discount bonds, of which one is a zero coupon bond. Two issues (28.8%) were rated AAA and two issues (6.5%) were rated BBB+ by Standard & Poor's; two issues (13.3%) were rated A by Moody's Investors Service, Inc. ("Moody's"). Three issues were partially refunded. The partially refunded portions (25.4% and 17.5%) were rated Aaa by Moody's and A- by Standard & Poor's, respectively. The remaining portions (8.5%) were rated BBB+ by Standard & Poor's.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit Holders consult the official statements for each Security in the Portfolio of the Trust.


      Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit.
      See also "Tax Status" in Part II of this Prospectus.)
      -------------------------------------------------------------------------

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.

     Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss), which may be long- or short-term depending on the facts and circumstances, does not include any amount received in respect of accrued interest or any accrued original issue discount or accrued market discount. Bonds selling at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount. Long-term capital gains realized by Non-Corporate Unit Holders will be taxed at a maximum federal income tax rate of 28% (or 20%, if the asset has been held for more than 18 months), while ordinary income received by Non-Corporate Unit Holders will be taxed at a maximum federal income tax rate of 39.6%.

-------------------

     1A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.
     2For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

INDEPENDENT AUDITOR'S REPORT




The Sponsors, Trustee and Unit Holders of Empire State Municipal
  Exempt Trust, Guaranteed Series 82:


We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 82, including the tax-exempt bond portfolio, as of September 30, 1997, and the related statements of operations and changes in net assets for the years ended September 30, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 82 as of September 30, 1997, and the results of its operations and changes in net assets for the years ended September 30, 1997, 1996 and 1995 in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

October 31, 1997

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1997
                       =====================================


ASSETS:

    CASH............................................................................................    $       16 774

    INVESTMENTS IN SECURITIES, at market value (cost $10,148,560) (Note 1)..........................        11 435 504

    ACCRUED INTEREST RECEIVABLE.....................................................................           140 838
                                                                                                        --------------

          Total trust property......................................................................        11 593 116

    LESS - ACCRUED EXPENSES.........................................................................             2 955
                                                                                                        --------------

    NET ASSETS......................................................................................    $   11 590 161
                                                                                                        ==============


NET ASSETS REPRESENTED BY:

                                                                   Monthly           Semi-annual
                                                                distribution        distribution
                                                                    plan                plan                 Total
                                                                ------------        ------------          -----------

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS........................................          $   6 738 335        $   4 593 523       $   11 331 858

UNDISTRIBUTED NET INVESTMENT
    INCOME...........................................                112 761              145 542              258 303
                                                               -------------        -------------       --------------

          Total value................................          $   6 851 096        $   4 739 065       $   11 590 161
                                                               =============        =============       ==============

UNITS OUTSTANDING....................................                  6 541                4 459               11 000
                                                               =============        =============       ==============

VALUE PER UNIT.......................................          $    1 047.41        $    1 062.81
                                                               =============        =============












                       See Notes to Financial Statements

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                            STATEMENTS OF OPERATIONS
                      =====================================




                                                                                    Year ended September 30,
                                                                         ---------------------------------------------
                                                                             1997              1996           1995
                                                                         -----------        --------     -------------

INVESTMENT INCOME - INTEREST.......................................      $   793 012        $863 424     $     895 446
                                                                         -----------        --------     -------------

EXPENSES:
    Trustee fees...................................................           11 846          12 010            12 129
    Evaluation fees................................................            2 385           2 106             2 124
    Insurance premiums.............................................           49 617          53 671            54 908
    Sponsors' advisory fees........................................            2 604           3 264             3 255
    Auditors' fees.................................................            1 800           1 800             1 800
                                                                      --------------      ----------     -------------

                    Total expenses.................................           68 252          72 851            74 216
                                                                       -------------       ---------     -------------

NET INVESTMENT INCOME..............................................          724 760         790 573           821 230

REALIZED GAIN ON SECURITIES SOLD
    OR REDEEMED (Notes 1 and 3)....................................          184 009          48 000            55 060

NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION) (Note 1)...........................          188 524         (11 555)          199 131
                                                                        ------------       ---------     -------------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS................................................       $1 097 293        $827 018     $   1 075 421
                                                                       =============        ========     =============












                       See Notes to Financial Statements

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                       STATEMENTS OF CHANGES IN NET ASSETS
                      =====================================



                                                                                    Year ended September 30,
                                                                         ---------------------------------------------
                                                                             1997              1996           1995
                                                                         -----------        --------     -------------


OPERATIONS:
    Net investment income.....................................        $     724 760   $      790 573    $      821 230
    Realized gain on securities sold or redeemed
        (Notes 1 and 3).......................................              184 009           48 000            55 060
    Net change in unrealized market
        appreciation (depreciation) (Note 1)..................              188 524          (11 555)          199 131
                                                                      -------------   --------------    --------------

             Net increase in net assets resulting from
               operations.....................................            1 097 293          827 018         1 075 421
                                                                      -------------   --------------    --------------

DISTRIBUTIONS TO UNIT HOLDERS (Note 2):
    Net investment income.....................................             (770 996)        (807 997)         (839 005)
    Principal.................................................                    -                -           (54 566)
                                                                     --------------   --------------    --------------

             Total distributions..............................             (770 996)        (807 997)         (893 571)
                                                                      -------------   --------------    --------------

CAPITAL SHARE TRANSACTIONS:
    Redemption of 1,975, 517 and 686 units
       at September 30, 1997, 1996 and 1995,
       respectively...........................................           (2 005 209)        (521 069)         (661 361)
                                                                       ------------   --------------    --------------

NET DECREASE IN NET ASSETS....................................           (1 678 912)        (502 048)         (479 511)

NET ASSETS:
    Beginning of year.........................................           13 269 073       13 771 121        14 250 632
                                                                       ------------     ------------    --------------

    End of year...............................................          $11 590 161      $13 269 073    $   13 771 121
                                                                        ===========      ===========    ==============

DISTRIBUTIONS PER UNIT (Note 2):
    Interest:
        Monthly plan..........................................       $        60.09   $         59.63   $        59.53
        Semi-annual plan......................................       $        60.27   $         60.17   $        60.10

    Principal:
        Monthly plan..........................................       $            -   $                -$          3.90
        Semi-annual plan......................................       $            -   $                -$          3.90










                       See Notes to Financial Statements

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                          NOTES TO FINANCIAL STATEMENTS
                      =====================================



The Trust is a unit investment trust formed under the Investment Company Act of 1940 for the purpose of obtaining tax-exempt interest income through investment in a fixed insured portfolio of long-term bonds, issued primarily by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof.

The Bank of New York (the "Trustee") has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.


NOTE 1 - ACCOUNTING POLICIES
----------------------------

         Securities
         ----------

              Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on the trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

         Taxes on income
         ---------------

              The Trust is not subject to taxes on income and, accordingly, no provision has been made.

         Termination of Trust
         --------------------

              The mandatory termination date of the Trust is December 31, 2041. If the value of the Trust falls below $2,000,000 or 20% of the value of the Trust as of the date of deposit, whichever is lower, the Trust is subject to termination as specified in the Trust Agreement.

         Value per unit
         --------------

              Included in value per unit is undistributed net investment income per unit. This represents income earned and accrued to each unit less amounts distributed to the Unit Holder. The last income distribution dates were September 1 and June 1, 1997 for Unit Holders electing monthly or semi-annual distributions, respectively, resulting in a higher value per unit for those electing semi-annual distributions than those electing monthly distributions.


NOTE 2 - DISTRIBUTIONS
----------------------

              Interest received by the Trust is distributed to Unit Holders either semi-annually on the first day of June and December or, if elected by the Unit Holder, on the first day of each month, after deducting applicable expenses. Principal distributions result from the sale or redemption of securities.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                      =====================================



NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------

Port-
folio                                            Principal         Date                                       Realized
 No.                Description                    Amount      Redeemed       Net Proceeds       Cost           Gain
----------------------------------------------------------     --------       ------------   ------------    -------

Year ended September 30, 1997:

   *      County of Suffolk, New York,          $    35 000     10/07/96      $   37 940        $  36 678    $   1 262
           Public Improvement (Serial)               10 000     10/24/96          10 650           10 480          170
           Bonds, 1990 Series A                      25 000      1/14/97          27 000           26 199          801
                                                     55 000      4/08/97          58 850           57 637        1 213
                                                     10 000      6/24/97          10 575           10 480           95

   6      New York City Municipal                   105 000     11/22/96         116 077          105 525       10 552
           Water Finance Authority,                  95 000      4/08/97         102 600           95 475        7 125
           Water and Sewer System                    45 000      4/08/97          48 600           45 225        3 375
           Revenue Bonds, Fiscal 1992
           Series A

   2      New York Local Government                 200 000     12/23/96         220 700          197 000       23 700
           Assistance Corporation                   145 000      5/07/97         157 688          142 825       14 863
           (a Public Benefit Corporation             60 000      6/02/97          65 250           59 100        6 150
           of the State of New York),               240 000      6/24/97         264 480          236 400       28 080
           Series 1991C Bonds                        65 000      7/15/97          71 591           64 025        7 566
                                                    105 000      8/04/97         115 500          103 425       12 075
                                                     35 000      9/23/97          38 080           34 475        3 605

   9b     New York State Medical Care                10 000      2/18/97          10 000            9 995            5
           Facilities Finance Agency,
           Mental Health Services Facilities
           Improvement Revenue Bonds,
           1991 Series D

   *      New York State Medical Care               260 000      3/12/97          53 248           36 400       16 848
           Facilities Finance Agency,                65 000      6/02/97          13 299            9 100        4 199
           Mental Health Services Facilities
           Improvement Revenue Bonds,
           1988 Series B

   7      New York City Municipal Water              30 000      3/13/97          32 325           29 296        3 029
           Finance Authority, Water and             390 000      4/23/97         417 690          380 855       36 835
           Sewer System Revenue Bonds,               25 000      6/24/97          26 875           24 414        2 461
           Fiscal 1992 Series A                  ----------                   ----------       ----------     --------

                                                 $2 010 000                   $1 899 018       $1 715 009     $184 009
                                                 ==========                   ==========       ==========     ========

------------------------
* Portfolio redeemed in its entirety.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                     ======================================



NOTE 4 - NET ASSETS
-------------------

         Cost of 15,100 units at Date of Deposit                                                       $    15 077 463
         Less gross underwriting commission                                                                    738 692
                                                                                                       ---------------

                    Net cost - initial offering price                                                       14 338 771

         Realized net gain on securities sold or redeemed                                                      386 879
         Principal distributions                                                                              (531 604)
         Redemption of 4,100 units                                                                          (4 149 132)
         Unrealized market appreciation of securities                                                        1 286 944
         Undistributed net investment income                                                                   258 303
                                                                                                       ---------------

                    Net assets                                                                         $    11 590 161
                                                                                                       ===============

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                      =====================================


                                                                                                      Redemption Features
Port-                     Aggregate                                                    Date of        S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)        Amount               Title of Bond            Rate         (Note B)             (Note B)
----       --------      ----------        -----------------------     ---------      --------    ---------------------------

  1        AAA           $  3 000 000      Triborough Bridge            6.875%        01/01/15      01/01/11 @ 100 S.F.
                                            and Tunnel                                              01/01/01 @ 102 Opt.
                                            Authority, Spe-
                                            cial Obligation
                                            Refunding Bonds,
                                            Series 1991B
                                            (FGIC Insured)

  2        AAA                 60 000      New York Local               7.000         04/01/21      04/01/16 @ 100 S.F.
                                            Government Assis-                                       04/01/01 @ 102 Opt.
                                            tance Corporation
                                            (a Public Benefit
                                            Corporation of
                                            the State of New
                                            York), Series
                                            1991C Bonds

  3a       Aaa*             1 605 000      The City of New              7.500         08/01/21      No Sinking Fund
                                            York, General                                           08/01/02 @ 101.5 Opt.
                                            Obligation
                                            Bonds, Fiscal
                                            1992 Series C

  3b       BBB+               160 000      The City of New              7.500         08/01/21      No Sinking Fund
                                            York, General                                           08/01/02 @ 101.5 Opt.
                                            Obligation
                                            Bonds, Fiscal
                                            1992 Series C



                                                 Annual
Port-        Cost of            as of            Interest
folio         Bonds         September 30,        Income to
 No.        to Trust            1997              Trust
----        --------     ------------------    --------

  1        $  3 076 950      $  3 256 890         $206 250







  2              59 100            66 652            4 200








  3a          1 551 425         1 853 823          120 375





  3b            154 659           179 539           12 000


















                                       12



                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Continued)
                      ====================================


                                                                                                      Redemption Features
Port-                     Aggregate                                                    Date of        S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)        Amount               Title of Bond            Rate         (Note B)             (Note B)
----       --------      ----------        -----------------------     ---------      --------    ---------------------------

  4a       Aaa*          $  1 090 000      The City of New              7.500%        08/01/20      No Sinking Fund
                                            York, General                                           08/01/02 @ 101.5 Opt.
                                            Obligation
                                            Bonds, Fiscal
                                            1992 Series C

  4b       BBB+               145 000      The City of New              7.500         08/01/20      No Sinking Fund
                                            York, General                                           08/01/02 @ 101.5 Opt.
                                            Obligation
                                            Bonds, Fiscal
                                            1992 Series C

  5        BBB+               475 000      The City of New              0.000         06/01/20      No Sinking Fund
                                            York, General                                           No Optional Call
                                            Obligation
                                            Bonds, Princi-
                                            pal New York
                                            City Savers,
                                            Fiscal 1991
                                            Series B

  6        A*                 845 000      New York City                7.000         06/15/15      06/15/13 @ 100 S.F.
                                            Municipal Water                                         06/15/01 @ 101 Opt.
                                            Finance Author-
                                            ity, Water and
                                            Sewer System
                                            Revenue Bonds,
                                            Fiscal 1992
                                            Series A




                             Market Value          Annual
Port-         Cost of            as of            Interest
folio          Bonds         September 30,        Income to
 No.         to Trust            1997              Trust
----         --------     ------------------    --------

  4a        $  1 053 954      $  1 258 983        $  81 750





  4b             140 205           162 761           10 875





  5               64 125           134 681                -








  6              849 225           912 254           59 150



















                                       13




                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Continued)
                      =====================================


                                                                                                      Redemption Features
Port-                     Aggregate                                                    Date of        S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)        Amount               Title of Bond            Rate         (Note B)             (Note B)
----       --------      ----------        -----------------------     ---------      --------    ---------------------------

  7        A*           $     560 000      New York City                6.750%        06/15/16      No Sinking Fund
                                            Municipal Water                                         06/15/01 @ 101 Opt.
                                            Finance Author-
                                            ity, Water and
                                            Sewer System
                                            Revenue Bonds,
                                            Fiscal 1992
                                            Series A

  8        BBB+               215 000      Metropolitan                 6.500         07/01/16      07/01/13 @ 100 S.F.
                                            Transportation                                          07/01/01 @ 102 Opt.
                                            Authority,
                                            Transit Facili-
                                            ties 1987 Service
                                            Contract Bonds,
                                            Series 5

  9a       A-               1 860 000      New York State               7.400         02/15/18      02/15/03 @ 100 S.F.
                                            Medical Care                                            02/15/02 @ 102 Opt.
                                            Facilities
                                            Finance Agency,
                                            Mental Health
                                            Services Facili-
                                            ties Improvement
                                            Revenue Bonds,
                                            1991 Series D





                            Market Value          Annual
Port-        Cost of            as of            Interest
folio         Bonds         September 30,        Income to
 No.        to Trust            1997              Trust
----        --------     ------------------    --------

  7       $     546 868     $     596 422        $  37 800








  8             193 279           227 569           13 975







  9a          1 859 070         2 126 092          137 640




















                                       14




                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 82

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997
                                   (Concluded)
                      =====================================


                                                                                                      Redemption Features
Port-                     Aggregate                                                    Date of        S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)        Amount               Title of Bond            Rate         (Note B)             (Note B)
----       --------      ----------        -----------------------     ---------      --------    -------------------------

  9b       BBB+          $    600 000      New York State               7.400%        02/15/18      02/15/03 @ 100 S.F.
                                            Medical Care                                            02/15/02 @ 102 Opt.
                                            Facilities
                                            Finance Agency,
                                            Mental Health
                                            Services Facili-
                                            ties Improvement
                                            Revenue Bonds,
                                            1991 Series D
                          -----------
                          $10 615 000
                          ===========




                              Market Value          Annual
Port-          Cost of            as of            Interest
folio           Bonds         September 30,        Income to
 No.          to Trust            1997              Trust
----          --------     ------------------    --------

  9b        $     599 700     $     659 838        $  44 400








              -----------       -----------         --------
              $10 148 560       $11 435 504         $728 415
              ===========       ===========         ========




                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's, except for those indicated by (*), which are by Moody's. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's or Moody's.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 83


             Prospectus, Part I 9,357 Units Dated: January 30, 1998

             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.

     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of October 31, 1997 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of September 30, 1997. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies ("Standard & Poor's").

     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under Tax Status."

     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

     Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      - 1 -
332752.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 83


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1997


                        SPONSORS:   GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

              AGENT FOR SPONSORS:   GLICKENHAUS & CO.
                         TRUSTEE:   THE BANK OF NEW YORK
                       EVALUATOR:   MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:                                                    $       9,335,000

Number of Units:                                                                                                 9,357

Fractional Undivided Interest in the Trust Per Unit:                                                           1/9,357

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):                                                   $    9,941,050.14
                                                                                                     =================

Sponsors' Repurchase Price Per Unit:                                                                 $        1,062.42

Plus Sales Charge(1):                                                                                            37.14
                                                                                                     -----------------

Public Offering Price Per Unit(2):                                                                   $        1,099.56
                                                                                                     =================

Redemption Price Per Unit(3):                                                                        $        1,062.42

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                                                                  $           37.14

Weighted Average Maturity of Bonds in the Trust:                                                          13.533 years

Evaluation Time:                                   2:00 p.m.,  New York Time, on the next day  following  receipt by a
                                                   Sponsor of an order for a Unit sale or  purchase  or by the Trustee of a Unit tendered for redemption.


Annual Insurance Premium:                          $34,856


Evaluator's Fee:                                   $.55  for  each  issue  of  Bonds  in  the  Trust  for  each  daily valuation.

Trustee's Annual Fee:                              For each  $1,000  principal  amount  of Bonds  in the  Trust,  $.91 under  the  monthly  and $.51  under the  semi-annual  distribution plan.

Sponsors' Annual Fee:                              Maximum of $.25 per $1,000 face amount of underlying securities.

Date of Deposit:                                   March 19, 1992

Date of Trust Agreement:                           March 19, 1992

Mandatory Termination Date:                        December 31, 2041

Minimum Principal Distribution:                    $1.00 per Unit

Minimum Value of the Trust under which
    Trust Agreement may be Terminated:             $2,000,000  or 20% of the  value  of the  Trust  as of the  date of deposit, whichever is lower.

                                       2

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 83


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1997
                                   (Continued)



                                                                           Monthly                  Semi-annual


P Estimated Annual Interest Income:                                        $66.59                     $66.59
      Less Annual Premium on Portfolio Insurance                             3.73                       3.73
E    Less Estimated Annual Expenses                                          1.81                       1.33
                                                                         --------                   --------

R Estimated Net Annual Interest Income:                                    $61.05                     $61.53
                                                                           ======                     ======


U Estimated Interest Distribution:                                        $  5.09                     $30.77

N Estimated Current Return Based on Public
      Offering Price (4):                                                    5.55%                      5.60%
I
    Estimated Long-Term Return Based
T    on Public Offering Price (5):                                           3.78%                      3.82%

    Estimated Daily Rate of Net Interest
       Accrual:                                                          $ .16958                   $ .17092

    Record Dates:                                                          15th Day of             15th Day of May
                                                                              Month                 and November

    Payment Dates:                                                         1st Day of              1st Day of June
                                                                              Month                 and December


-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
      Part II of this Prospectus.


2.    Plus  accrued   interest  to  November  5,  1997,  the  expected  date  of settlement, of $13.72 monthly and $39.73 semi-annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

      Portfolio Information

      On September 30, 1997, the bid side valuation of 1.7% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 98.3% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

      Special Factors Concerning the Portfolio


      On September 30, 1997, the Portfolio consisted of eleven issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit Holders of circumstances affecting the Trust. 17.2% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 32.8% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 50% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

      Although income to pay such bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, four (17.2%); Appropriations, two (32.8%); Revenue: Higher Education, one (10.6%); Health Care, two (7.5%); Water and Sewer, one (16.3%); and Transportation, one (15.6%). The Trust is deemed to be concentrated in the Appropriation Bond category.1 Seven issues, constituting 59.6% of the Bonds in the Portfolio, are original issue discount bonds, of which two are zero coupon bonds. Three issues (25.3%) were rated AAA and four issues (27.3%) were rated BBB+ by Standard & Poor's; two issues (19.9%) were rated Aaa and one issue (16.3%) was rated A by Moody's Investors Service, Inc. ("Moody's"). One issue is partially refunded. The partially refunded portion (11.1%) was rated Aaa by Moody's. The remaining portion (.1%) was rated BBB+ by Standard & Poor's.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit Holders consult the official statements for each Security in the Portfolio of the Trust.


      Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "Tax Status" in Part II of this Prospectus.)

       Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.


       Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss), which may be long- or short-term depending on the facts and circumstances, does not include any amount received in respect of accrued interest or any accrued original issue discount or accrued market discount. Bonds selling at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount. Long-term capital gains realized by Non-Corporate Unit Holders will be taxed at a maximum federal income tax rate of 28% (or 20%, if the asset has been held for more than 18 months), while ordinary income received by Non-Corporate Unit Holders will be taxed at a maximum federal income tax rate of 39.6%.


-------------------
    1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

    2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

INDEPENDENT AUDITOR'S REPORT




The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust,
    Guaranteed Series 83:


We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 83, including the tax-exempt bond portfolio, as of September 30, 1997, and the related statements of operations and changes in net assets for the years ended September 30, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 83 as of September 30, 1997, and the results of its operations and changes in net assets for the years ended September 30, 1997, 1996 and 1995 in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

October 31, 1997

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 83

                                               STATEMENT OF NET ASSETS
                                                  SEPTEMBER 30, 1997
================================================================================



ASSETS:

    CASH............................................................................................    $       99 032

    INVESTMENTS IN SECURITIES, at market value (cost $9,023,419) (Note 1)...........................        10 135 299

    ACCRUED INTEREST RECEIVABLE.....................................................................           131 819
                                                                                                        --------------

          Total trust property......................................................................        10 366 150

    LESS - ACCRUED EXPENSES AND OTHER LIABILITIES...................................................           112 886
                                                                                                        --------------

    NET ASSETS......................................................................................    $   10 253 264
                                                                                                        ==============


NET ASSETS REPRESENTED BY:

                                                                   Monthly           Semi-annual
                                                                distribution        distribution
                                                                    plan                plan                 Total

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS........................................             $6 111 377           $3 913 752       $   10 025 129

UNDISTRIBUTED NET INVESTMENT
    INCOME...........................................                104 322              123 813              228 135
                                                                ------------         ------------       --------------

          Total value................................             $6 215 699           $4 037 565       $   10 253 264
                                                                  ==========           ==========       ==============

UNITS OUTSTANDING....................................                  5 737                3 674                9 411
                                                              ==============       ==============       ==============

VALUE PER UNIT.......................................            $  1 083.44          $  1 098.96
                                                                 ===========          ===========


                        See Notes to Financial Statements
                                       6

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 83

                                               STATEMENTS OF OPERATIONS
================================================================================




                                                                                  Year ended September 30,
                                                                                  ------------------------
                                                                            1997            1996              1995
                                                                            ----            ----              ----

INVESTMENT INCOME - INTEREST.......................................        $ 714 951    $    808 509     $     873 060
                                                                           ---------    ------------     -------------

EXPENSES:
    Trustee fees...................................................           11 326          11 745            11 919
    Evaluation fees................................................            2 355           2 488             2 573
    Insurance premiums.............................................           44 631          52 495            56 581
    Sponsors' advisory fees........................................            2 427           2 926             3 154
    Auditors' fees.................................................            1 800           1 800             1 800
                                                                         -----------    ------------     -------------

                    Total expenses.................................           62 539          71 454            76 027
                                                                          ----------    ------------     -------------

NET INVESTMENT INCOME..............................................          652 412         737 055           797 033

REALIZED GAIN ON SECURITIES SOLD
    OR REDEEMED (Notes 1 and 3)....................................          197 728         110 900            80 256

NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION) (Note 1)...........................         (130 781)       (174 049)          394 877
                                                                          ----------    ------------     -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS......................................        $ 719 359    $    673 906     $   1 272 166
                                                                           =========    ============     =============


                       See Notes to Financial Statements

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 83

                                         STATEMENTS OF CHANGES IN NET ASSETS
================================================================================



                                                                                 Year ended September 30,
                                                                                 ------------------------
                                                                        1997               1996              1995
                                                                        ----               ----              ----
OPERATIONS:
    Net investment income........................................    $     652 412     $     737 055     $     797 033
    Realized gain on securities
        sold or redeemed (Notes 1 and 3).........................          197 728           110 900            80 256
    Net change in unrealized market
        appreciation (depreciation) (Note 1).....................         (130 781)         (174 049)          394 877
                                                                     -------------    --------------     -------------

             Net increase in net assets resulting
               from operations...................................          719 359           673 906         1 272 166
                                                                     -------------    --------------      ------------

DISTRIBUTIONS TO UNIT HOLDERS (Note 2):
    Net investment income........................................         (704 253)         (767 841)         (814 006)
    Principal....................................................                 -                  -         (22 300)
                                                                 -------------------------------------  --------------

             Total distributions.................................         (704 253)         (767 841)         (836 306)
                                                                     -------------    --------------     -------------

CAPITAL SHARE TRANSACTIONS:
    Redemption of 1,979, 1,084 and 743 units
       at September 30, 1997, 1996 and 1995,
       respectively..............................................       (2 092 909)       (1 161 898)         (776 620)
                                                                      ------------     -------------     -------------

NET DECREASE IN NET ASSETS.......................................       (2 077 803)       (1 255 833)         (340 760)

NET ASSETS:
    Beginning of year............................................       12 331 067        13 586 900        13 927 660
                                                                      ------------      ------------      ------------

    End of year..................................................      $10 253 264       $12 331 067       $13 586 900
                                                                       ===========       ===========       ===========

DISTRIBUTIONS PER UNIT (Note 2):
    Interest:
        Monthly plan.............................................  $         61.90   $         61.53   $         61.33
        Semi-annual plan.........................................  $         62.21   $         62.10   $         61.84

    Principal:
        Monthly plan.............................................  $            -    $            -    $          1.70
        Semi-annual plan.........................................  $            -    $            -    $          1.70




                        See Notes to Financial Statements

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 83

                                            NOTES TO FINANCIAL STATEMENTS
================================================================================



The Trust is a unit investment trust formed under the Investment Company Act of 1940 for the purpose of obtaining tax-exempt interest income through investment in a fixed insured portfolio of long-term bonds, issued primarily by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof.

The Bank of New York (the "Trustee") has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.


NOTE 1 - ACCOUNTING POLICIES

         Securities

              Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on the trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

         Taxes on income

              The Trust is not subject to taxes on income and, accordingly, no provision has been made.

         Termination of Trust

              The mandatory termination date of the Trust is December 31, 2041. If the value of the Trust falls below $2,000,000 or 20% of the value of the Trust as of the date of deposit, whichever is lower, the Trust is subject to termination as specified in the Trust Agreement.

         Value per unit

              Included in value per unit is undistributed net investment income per unit. This represents income earned and accrued to each unit less amounts distributed to the Unit Holder. The last income distribution dates were September 1 and June 1, 1997 for Unit Holders electing monthly or semi-annual distributions, respectively, resulting in a higher value per unit for those electing semi-annual distributions than those electing monthly distributions.


NOTE 2 - DISTRIBUTIONS

         Interest received by the Trust is distributed to Unit Holders either semi-annually on the first day of June and December or, if elected by the Unit Holder, on the first day of each month, after deducting applicable expenses. Principal distributions result from the sale or redemption of securities.

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 83

                                            NOTES TO FINANCIAL STATEMENTS
                                                     (Continued)
================================================================================



NOTE 3 - BONDS SOLD OR REDEEMED

Port-
folio                                            Principal         Date                                       Realized
 No.                Description                    Amount      Redeemed       Net Proceeds     Cost            Gain
 ---                -----------                    ------      --------       ------------     ----            ----


Year ended September 30, 1997:

  *       The City of New York, General       $     30 000      10/07/96    $     34 230    $     30 900    $    3 330
           Obligation Bonds, Fiscal 1992           140 000       4/08/97         157 780         144 200        13 580
           Series A

  8       New York City Municipal Water             85 000      11/22/96          93 967          85 604         8 363
           Finance Authority, Water and            130 000      12/23/96         142 285         130 923        11 362
           Sewer System Revenue Bonds,             100 000       1/14/97         110 000         100 710         9 290
           Fiscal 1992 Series A                     30 000       3/12/97          32 520          30 213         2 307
                                                    25 000       4/08/97          27 000          25 177         1 823

  9       New York State Medical Care              235 000       3/12/97          48 128          33 488        14 640
           Facilities Finance Agency,              145 000       6/02/97          29 667          20 662         9 005
           Mental Health Services Facilities
           Improvement Revenue Bonds,
           1988 Series B

  4       The City of New York, General             10 000       4/08/97          11 050          10 300           750
           Obligation Bonds, Fiscal 1991           275 000       4/23/97         309 375         283 250        26 125
           Series D                                 25 000       6/24/97          28 250          25 750         2 500

  5a      The City of New York, General            135 000       5/07/97         152 213         139 050        13 163
           Obligation Bonds, Fiscal 1992           255 000       6/02/97         288 660         262 650        26 010
           Series A                                195 000       6/24/97         223 080         200 850        22 230
                                                   100 000       7/15/97         114 600         103 000        11 600
                                                   100 000       8/26/97         113 650         103 000        10 650
                                                   100 000       9/23/97         114 000         103 000        11 000
                                              ------------                  ------------    ------------    ----------

                                                $2 115 000                    $2 030 455      $1 832 727      $197 728
                                                ==========                    ==========      ==========      ========

-----------------------------
*Portfolio redeemed in its entirety.

                                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                 GUARANTEED SERIES 83

                                            NOTES TO FINANCIAL STATEMENTS
                                                     (Concluded)
================================================================================



NOTE 4 - NET ASSETS

         Cost of 15,000 units at Date of Deposit                                                           $15 046 287
         Less gross underwriting commission                                                                    737 100
                                                                                                         -------------

                    Net cost - initial offering price                                                       14 309 187

         Realized net gain on securities sold or redeemed                                                      573 836
         Principal distributions                                                                               (22 300)
         Redemption of 5,589 units                                                                          (5 947 474)
         Unrealized market appreciation of securities                                                        1 111 880
         Undistributed net investment income                                                                   228 135
                                                                                                         -------------

                    Net assets                                                                             $10 253 264
                                                                                                           ===========


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 83

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997

======================================================================================================================

                                                                                                      Redemption Features
Port-                      Aggregate                                                   Date of        S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
----       --------       ----------       -----------------------     ---------      --------    ---------------------------

  1       AAA               $1 000 000      Dormitory Author-           6.750%        07/01/15      07/01/10 @ 100 S.F.
                                             ity of the State                                       07/01/01 @ 102 Opt.
                                             of New York,
                                             Mount Sinai
                                             School of
                                             Medicine, Insured
                                             Revenue Bonds,
                                             Series 1991 (MBIA
                                             Insured)

  2       AAA                  650 000      New York State              6.375         08/15/17      02/15/11 @ 100 S.F.
                                             Medical Care                                           02/15/02 @ 102 Opt.
                                             Facilities
                                             Finance Agency,
                                             Mental Health
                                             Services Facili-
                                             ties Improvement
                                             Revenue Bonds,
                                             1992 Series A
                                             (FGIC Insured)

  3       Aaa*               1 480 000      Triborough Bridge           6.750         01/01/22      01/01/11 @ 100 S.F.
                                             and Tunnel                                             01/01/02 @ 101.5 Opt.
                                             Authority,
                                             General Purpose
                                             Revenue Bonds,
                                             Series W






                         Market Value          Annual
Port-     Cost of            as of            Interest
folio      Bonds         September 30,        Income to
 No.     to Trust            1997              Trust
----     --------     -------------------   --------

  1       $1 019 640      $  1 084 190        $  67 500









  2          635 960           694 596           41 438










  3        1 491 752         1 644 591           99 900






                                       12




                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 83

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997

                                   (Continued)
====================================================================================================================

                                                                                                      Redemption Features
Port-                      Aggregate                                                   Date of        S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
----       --------       ----------       -----------------------     ---------      --------    ---------------------------

  4       BBB+            $     60 000      The City of                 8.000%        08/01/18      No Sinking Fund
                                             New York, General                                      08/01/01 @ 101.5 Opt.
                                             Obligation Bonds,
                                             Fiscal 1991
                                             Series D

  5a      Aaa*               1 055 000      The City of                 8.000         08/15/21      No Sinking Fund
                                             New York, General                                      08/15/01 @ 101.5 Opt.
                                             Obligation Bonds,
                                             Fiscal 1992
                                             Series A

  5b      BBB+                  10 000      The City of                 8.000         08/15/21      No Sinking Fund
                                             New York, General                                      08/15/01 @ 101.5 Opt.
                                             Obligation Bonds,
                                             Fiscal 1992
                                             Series A

  6       Aaa*                 400 000      The City of                 7.500         08/01/21      No Sinking Fund
                                             New York, General                                      08/01/02 @ 101.5 Opt.
                                             Obligation Bonds,
                                             Fiscal 1992
                                             Series C







                           Market Value          Annual
Port-       Cost of            as of            Interest
folio        Bonds         September 30,        Income to
 No.       to Trust            1997              Trust
----       --------     -------------------   --------

  4       $     61 800    $       67 258       $    4 800





  5a         1 086 650         1 214 189           84 400





  5b            10 300            11 211              800





  6            392 000           462 012           30 000



                                       13





                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 83

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997

                                   (Continued)
====================================================================================================================

                                                                                                      Redemption Features
Port-                      Aggregate                                                   Date of        S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
----       --------       ----------       -----------------------     ---------      --------    ---------------------------

  7       BBB+             $   100 000      The City of                 0.000%        06/01/20      No Sinking Fund
                                             New York, General                                      No Optional Call
                                             Obligation Bonds,
                                             Principal
                                             New York
                                             CitySavers,
                                             Fiscal 1991
                                             Series B

  8       A*                 1 545 000      New York City               7.000         06/15/15      06/15/13 @ 100 S.F.
                                             Municipal Water                                        06/15/01 @ 101 Opt.
                                             Finance Author-
                                             ity, Water and
                                             Sewer System
                                             Revenue Bonds,
                                             Fiscal 1992
                                             Series A

  9       BBB+                  60 000      New York State              0.000         08/15/18      02/15/16 @ 82.192 S.F.
                                             Medical Care                                           08/15/98 @ 21.869 Opt.
                                             Facilities
                                             Finance Agency,
                                             Mental Health
                                             Services Facili-
                                             ties Improvement
                                             Revenue Bonds,
                                             1988 Series B










                         Market Value          Annual
Port-     Cost of            as of            Interest
folio      Bonds         September 30,        Income to
 No.     to Trust            1997              Trust
----     --------     -------------------   --------

  7     $     13 500    $       28 354                -








  8        1 555 969         1 667 966         $108 150








  9            8 550            12 466                -








                                       14




                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 83

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1997

                                   (Concluded)
====================================================================================================================

                                                                                                      Redemption Features
Port-                      Aggregate                                                   Date of        S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and            Coupon       Maturity       Opt. - Optional Call
 No.       (Note A)         Amount              Title of Bond            Rate         (Note B)             (Note B)
----       --------       ----------       -----------------------     ---------      --------    ---------------------------

10        AAA              $   740 000      New York State              7.375%        09/15/21      03/15/13 @ 100 S.F.
                                             Housing Finance                                        03/15/02 @ 102 Opt.
                                             Agency, Service
                                             Contract Obli-
                                             gation Revenue
                                             Bonds, 1992
                                             Series A

11        BBB+               2 365 000      Metropolitan                6.000         07/01/18      07/01/17 @ 100 S.F.
                                             Transportation                                         07/01/01 @ 100 Opt.
                                             Authority,
                                             Commuter Facili-
                                             ties 1987 Service
                                             Contract Bonds,
                                             Series 5
                            ----------
                            $9 465 000
                            ==========










                         Market Value          Annual
Port-     Cost of            as of            Interest
folio      Bonds         September 30,        Income to
 No.     to Trust            1997              Trust
----     --------     -------------------   --------

10       $   739 815     $     846 738         $ 54 575







11         2 007 483         2 401 728          141 900






          ----------       -----------         --------
          $9 023 419       $10 135 299         $633 463
          ==========       ===========         ========


                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's except for those indicated by (*), which are by Moody's. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's or Moody's.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                Guaranteed Series

                               PROSPECTUS, Part II

                   Note: Part II of this Prospectus may not be
                    distributed unless accompanied by Part I.


THE TRUST

Organization

                  The Trust is one of a Series of similar but separate unit investment trusts. Each Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit as set forth in "Summary of Essential Financial Information" in Part I of this Prospectus, among the Sponsors, the Trustee and the Evaluator. The Bank of New York acts as successor Trustee of Series 1 through 22 and as Trustee of Series 23 and subsequent Series. Muller Data Corporation acts as successor Evaluator for Series 1 through 90 and as Evaluator for Series 91 and subsequent Series. Glickenhaus & Co. and Lebenthal & Co., Inc. act as co-Sponsors for all Series (the "Sponsors").

                  On the date of this Prospectus, each Unit represented the fractional undivided interest in the Trust set forth in Part I of this Prospectus under "Summary of Essential Financial Information." Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by each such Unit will remain essentially the same. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for the related Trust. See "Rights of Unit Holders--Redemption."

                  On the Date of Deposit for each Trust, the Sponsors deposited with the Trustee obligations or contracts for the purchase of such obligations (the "Bonds" or "Securities"). Certain of the Bonds may have been purchased at prices which resulted in the portfolio as a whole being purchased at a discount due to original issue discount, market discount or the inclusion of zero coupon bonds. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for gain. Any gain other than any earned original issue discount will be taxable and will not be realized until maturity, redemption or sale of the underlying Bonds or Units.

Objectives

                  The objective of the Trust is to obtain tax-exempt interest income through an investment in a fixed, insured portfolio consisting primarily of various long-term municipal bonds. No assurance can be given that the Trust's objectives will be achieved because these objectives are subject to the continuing ability of the respective issuers of the bonds in the Portfolio to meet their obligations and of the Insurer to meet its obligations under the insurance. In addition, an investment in the Trust can be affected by interest rate fluctuations.



279831.9

                  Series 6 through 30 and Series 31 and subsequent Series have obtained insurance guaranteeing the payment of principal and interest on the Bonds in each respective Trust from MBIA Inc. and MBIA Insurance Corporation ("MBIA Corp."), respectively (MBIA Inc. and MBIA Corp. are collectively referred to herein as the "Insurer"). Insurance obtained by the Trust applies only while Bonds are retained in the Trust. Pursuant to irrevocable commitments of MBIA Inc. and MBIA Corp., however, in the event of a sale of a Bond from the Trust the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in such Series upon instruction from the Sponsors whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. Insurance relates only to the payment of principal and interest on the Bonds in the Trust but neither covers the nonpayment of any redemption premium on the Bonds nor guarantees the market value of the Units. Certain Bonds in the Trust may also be insured under insurance obtained by the issuers of such Bonds or third parties ("Pre-insured Bonds"). As a result of the insurance, Moody's Investors Service, Inc. ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), has assigned a rating of "AAA" to the Units and Bonds while in the Trust. No representation is made as to any insurer's ability to meet its commitments. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not pre-insured by such Insurer. No premium will be paid by the Trust on Bonds pre-insured by MBIA Inc. and MBIA Corp. See "Insurance on the Bonds."


Portfolio

                  In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions, including Puerto Rico, and their public authorities so that the interest on them will be exempt from Federal, New York State and New York City income tax under existing law; (2) the Bonds are varied as to purpose of issue;
(3) in the opinion of the Sponsors, the Bonds are fairly valued relative to other bonds of comparable quality and maturity; and (4) availability of insurance for the payment of principal and interest on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors-Responsibility."

                  An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the value of fixed-rate bonds generally. The Sponsors cannot predict future economic policies or their

                                      - 2 -
279831.9
consequences nor, therefore, can they predict the course or extent of such fluctuations in the future.

Special Factors Affecting New York

                  The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

                  Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

                  The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

                  Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

                  New York City. The City, with a population of approximately
7.3 million, is an international center of business and culture. Its nonmanufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

                  The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate economic growth

                                      - 3 -
279831.9
will continue through calendar year 2000, with moderating job growth and wage increases.

                  For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

                  Pursuant to the New York State Financial Emergency Act for the City of New York, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1999 and 2000 fiscal years. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

                  The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal Budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

                  The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue generating transactions and provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2000 contemplates the issuance of $4.2 billion of general obligation bonds and $4.2 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Finance Authority") to finance City capital projects. The Finance Authority was


                                      - 4 -
279831.9
created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the Water Authority or the Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

                  The City's operating results for the 1996 fiscal year were balanced in accordance with GAAP, after taking into account a discretionary transfer of $224 million, the sixteenth consecutive year of GAAP balanced results. On January 30, 1997, the City submitted to the Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, the BOE and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 21, 1996 (the "June Financial Plan").

                  The June Financial Plan identified actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million;
(iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station for $207 million; and (vi) pension costs savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%. In March 1997, the 12.5% personal income tax surcharge was extended to December 31, 1998.

                  The 1997-2000 Financial Plan published on January 30, 1997 projects revenues and expenditures for 1997 and 1998 fiscal years balanced in accordance with GAAP, and projects gaps of $1.9 billion and $2.7 billion for the 1999 and 2000 fiscal years, respectively. Changes in forecast revenues and expenditures since the June Financial Plan include (i) an increase in projected tax revenues of $571 million, $207 million, $73 million and $56 million in fiscal years 1997 through 2000, respectively; (ii) a delay in the assumed receipt of $304 million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a $34 million reduction in assumed State and Federal aid for the 1997 Fiscal year;
(iii) an approximately $200 million to $300 million increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000;
(iv) a $250 million increase in expenditures for BOE in the 1997 and 1998 fiscal years for school text books and other initiatives, to be funded by savings from the refunding of outstanding indebtedness of the Municipal Assistance Corporation for the city of New York; (v) a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million in fiscal years 1997 through 2000, respectively; and (vi) debt service


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savings of $44 million in the 1998 fiscal year resulting from the refunding of outstanding City bonds consummated in the 1997 fiscal year.

                  In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap of $1.4 billion for the 1998 fiscal year, and to reduce projected gaps for the 1999 and 2000 fiscal years. The gapclosing actions for the 1998 through 2000 fiscal years include (i) additional agency actions totaling $558 million, $488 million and $600 million in fiscal years 1998 through 2000; (ii) the prepayment in the 1997 fiscal year of $391 million of debt service due in the 1998 fiscal year for $125 million; (iii) the proposed sale of various assets including the U.N. Plaza Hotel in the 1998 fiscal year; (iv) additional State aid of $210 million in the 1998 fiscal year and $85 million in each of the 1999 and 2000 fiscal years, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (v) entitlement savings of $415 million in the 1998 fiscal year and $364 million in each of the 1999 and 2000 fiscal years, which would result from reductions in Medicaid spending for health care providers, reimbursement limits and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget on January 14, 1997. The Financial Plan does not reflect the subsequent amendment of the 1997-1998 Executive Budget by the Governor to restore part of the proposed reductions in Medicaid spending for health care providers, which might reduce the projected entitlement savings for the City, depending upon the method by which such restoration is implemented. The gap-closing actions are partially offset by a proposed tax reduction program totaling $250 million, $463 million and $518 million in the 1998 through 2000 fiscal years, respectively, including the proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, which is subject to State legislative approval.

                  The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1997 and is projected to provide revenue of $169 million, $504 million and $534 million in the 1998 through 2000 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and is projected to provide revenue of $190 million and $528 million in the 1999 and 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; (iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; and (iv) State approval of the cost containment initiatives and State aid proposed by the City as gap-closing actions for the 1998 fiscal year, and $115 million in additional State aid which is assumed in the Financial Plan but not provided for in the Governor's 1997-1998 Executive Budget. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation, but does assume the entitlement savings and additional Federal aid for localities provided in the Governor's 1997-1998 Executive Budget. Moreover, certain proposed entitlement cost containment and other initiatives have been previously considered and rejected by the State Legislature. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a

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significant adverse impact on the City's budget and its Financial Plan. It can be expected that the proposals contained in the Financial Plan to close the previously projected budget gap for the 1998 fiscal year will engender substantial public debate which will continue through the time the budget is scheduled to be adopted in June 1997. Accordingly, the Financial Plan may be changed significantly by the time the budget for the 1998 fiscal year is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

                  The projections for the 1997 through 2000 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees, which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.

                  In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ("PBA") and the Uniformed Firefighters Association ("UFA"). However, on April 7, 1997, the City reached a tentative settlement with the UFA covering a 65-month period from January 1, 1995 to May 31, 2000. At the request of both the City and the PBA, the City's Office of Collective Bargaining declared an impasse between the City and the PBA on January 30, 1997. However, while the parties prepare for the impasse proceeding, negotiations are continuing, which may eliminate the need for such a proceeding.


                  On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

                  On March 1, 1996, Moody's stated that the rating for City general obligation bonds remains under review pending the outcome of the adoption of the City's budget for the 1997 fiscal year, and, in light of the status of the

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debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch Investors Service, L.P. ("Fitch") has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative.


                  New York State and its Authorities. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State's prior fiscal year commenced on April 1, 1995, and ended on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year.


                  The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. The gap, however, is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.


                  The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the State Division of the Budget ("DOB") to be $1.3 billion, or 3.9 percent of total General Fund receipts.


                  The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. The Mid-Year Update reflects a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Fund of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.


                  The State Financial Plan is based on a June 1996 projection by DOB of national and State economic activity. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11

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



million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.


                  In its Mid-Year Update the State revised its forecast of national and State economic activity through the end of calendar year 1997 to reflect the stronger-than-expected growth in the first half of 1996. The national economic forecast has been changed slightly from the initial forecast on which the original 1996-97 State Financial Plan was based. The revised forecast projects real Gross Domestic Product growth in the nation of 2.5 percent for 1996 and 2.4 percent in 1997. The inflation rate is expected to be
3.0 percent in 1996 and 2.9 percent in 1997. The annual rate of job growth is expected to slow gradually to about 1.8 percent in 1997, down from 2.2 percent in 1996. Growth in personal income and wages are expected to slow accordingly.

                  The State economic forecast has been changed slightly from the one formulated with the July 1996-97 State Financial Plan. Moderate growth is projected to continue through the second half of 1996, with employment, wages and incomes continuing their modest rise. Personal income is projected to increase by 5.2 percent in 1996 and 4.7 percent in 1997, reflecting robust projected wage growth fueled in part by financial sector bonus payments. Overall employment growth will continue as a modest rate, reflecting the slowdown in the national economy, continued spending restraint in government, and restructuring in the health care and financial sectors.


                  The forecast for continued moderate growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.


                  The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

                  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully

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




included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.


                  The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


                  The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Actual receipts through the first two quarters of the 1996-96 State fiscal year reflect stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $276 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year have been increased by $420 million. Most of this projected increase is in the yield of the personal income tax ($241 million), with additional increases now expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees have been revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

                  Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings are included in the Mid-Year Update from this slower-than-expected spending. Projections of 1996-97 General Fund disbursements are increased by $120 million, since increased General Fund disbursements for education are required to replace a projected decrease in lottery receipts. This modification is shown in the form of an increased transfer of General Fund monies to the Lottery Fund in the Special Revenue fund type. The projected closing fund balance in the General Fund of $337 million reflects a balance of $252 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a deposit of $85 million to the Contingency Reserve Fund.

                  On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on August 5, 1996, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 26, 1996, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.


                  Litigation. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the

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



State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1996-97 State Financial Plan.

                  The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion.

General Considerations


                  Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Financial Information" in Part I of this Prospectus, interest accrues to the benefit of Unit holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security.


                  The following paragraphs discuss the characteristics of the Bonds in the Trust and of certain types of issuers of the Bonds in the Trust. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payments of principal of and interest on Bonds held in the portfolio of the Trust or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsors or by the issuers, however, such changes should not adversely affect the Trust's ultimate receipt of principal and interest, the Standard & Poor's or Moody's ratings of the Bonds in the portfolio, or the Standard & Poor's rating of the Units of the Trust. An investment in Units of the Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Unit holders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.

General Obligation Bonds

                  General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries; economic limits on the ability to tax without eroding the tax base; state legislative proposals or voter initiatives to limit ad valorem real property taxes; and the extent to which the entity

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



relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

Appropriations Bonds

                  Many state or local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Series of the Trust may contain Bonds in the portfolio that are, in whole or in part, subject to and dependent upon (1) the governmental entity making appropriations from time to time or (2) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non-appropriation, certificate holders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

                  Moral Obligation Bonds. Certain Series of the Trust may contain Bonds in the portfolio that are secured by pledged revenues and additionally by the so-called "moral obligation" of the State or a local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the State or local government, and is subject to its willingness to appropriate funds therefor.

Revenue Bonds

                  Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds". Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law), "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting, certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bond proceeds is not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Original Issue Discount and Zero Coupon Bonds").

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                  Housing Bonds. Some of the aggregate principal amount of Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. Since such obligations are not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations.

                  The housing bonds in the Trust, despite their optional redemption provisions which generally do not take effect until ten years after the original issuance dates of such Bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of housing bonds pursuant to such redemption provisions. In addition, the housing bonds in the Trust are also subject to mandatory redemption in part at par at any time that voluntary or involuntary prepayments of principal on the underlying mortgages are made to the trustee for such Bonds or that the mortgages are sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

                  Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsors are unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects.

                  Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal of and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service.

                  Health Care Revenue Bonds. Some of the aggregate principal amount of Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are

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often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from federal or state programs such as Medicare and Medicaid which have been revised substantially in recent years and which are undergoing further review at the state and federal level.

                  Proposals for significant changes in the health care system and the present programs for third party payment of health care costs are under consideration in Congress and many states. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds.

                  Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

                  Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,* including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the project corporation. See also "Private Activity Bonds."

                  Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

                  Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on
--------
* For the purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

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



factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.

                  Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

                  Private Activity Bonds. The portfolio of the Trust may contain other Bonds that are "private activity bonds" (often called industrial revenue bonds ("IRBs") if issued prior to 1987), which would be primarily of two types:
(1) Bonds for a publicly owned facility that a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system, and (2) Bonds for facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the Issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.

                  The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

                  The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company.

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                  Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

                  Other Revenue Bonds. Certain Series of the Trust may also contain revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

                  Certain Series of the Trust may also contain bonds that are secured by direct obligations of the U.S. Government or, in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Puerto Rico Bonds


                  Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal year 1995, approximately 89% of Puerto Rico's exports were to the United States mainland, which was also the source of 65% of Puerto Rico's imports. In fiscal 1995, Puerto Rico experienced a $4.6 billion positive adjusted trade balance. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, wholesale and retail trade, and hotel and related services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently in each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($22.5 billion in 1987 prices) and personal income per capita was $7,296 ($6,074 in 1987 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include many types in addition to federal transfer payments, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1994 were $5.9 billion, of which $4.0 billion, or 67.6%, represent entitlement to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans Benefits and Medicare. The number of persons employed in Puerto Rico during fiscal 1996 averaged 1,092,300, an increase of 3.9% over fiscal 1995. The unemployment rate in


                                     - 16 -
279831.9

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Puerto Rico for fiscal 1996 remained the same. The Puerto Rico Planning Board's most recent gross product forecast for fiscal 1997, made in February 1996, showed an increase of 2.7%. The Planning Board's Economic Activity Index, a composite index for thirteen economic indicators, increased 1.6% for fiscal 1996 compared to fiscal 1995, and 2.0% for fiscal 1995, compared to fiscal 1994. During the first three months of fiscal 1997 the Index decreased 0.9% compared to the same period in fiscal 1996, which period showed an increase of 1.7% over the same period of fiscal 1995. Growth in the Puerto Rico economy in fiscal 1997 depends on several factors, including the state of the United States economy and the relative stability in the price of oil imports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.


Original Issue Discount Bonds and Zero Coupon Bonds

                  Certain Series of the Trust may contain original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds that were originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For Federal income tax purposes, original issue discount on such bonds must be amortized over the term of such bonds. On sale or redemption, the excess of (1) the amount realized (other than amounts treated as tax-exempt income as described below), over (2) the tax basis of such bonds (properly adjusted, in the circumstances described below, for amortization of original issue discount) will be treated as taxable income or loss. See "The Trust--Tax Status." The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust, to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations. In addition, the Code provides that the basis of a tax-exempt obligation is increased by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount as is a Unit holder's tax basis in his Units. For Bonds issued after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders. All or a portion of any such gain may be taxable as ordinary income.

                  There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Bonds Subject to Sinking Fund Provisions

                  Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that obligations in the Trust have a bid side valuation higher than their par value, redemption of such obligations at par would result in a loss of capital to a purchaser of Units at the public

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



offering price. The estimated current return of the Units might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in the Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus for information for the number of bonds in the Portfolio that are original issue discount and zero coupon bonds and "Portfolio Information" in Part I of this Prospectus for a breakdown of the percentage of Bonds in the Trust with offering side valuations at a premium, discount or at par. See also "Estimated Current Return and Estimated Long Term Return". "The Portfolio" in Part I of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

Other Matters

                  An amendment to the Federal Bankruptcy Act relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities, became effective in 1979. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trust's portfolio. The Sponsors are unable to predict what effect, if any, this legislation will have on the Trust.

                  To the best knowledge of the Sponsors, there is no litigation pending as of the date hereof in respect of any Securities which might reasonably be expected to have a material adverse effect on the Trust, unless otherwise stated in Part I of this Prospectus. At any time, however, litigation may be initiated on a variety of grounds with respect to Securities in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of such litigation can never be entirely predicted with certainty, bond counsel have given opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from regular Federal income tax. In addition, other litigation or other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Securities.

PUBLIC OFFERING

Offering Price

                  The Public Offering Price of the Units is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For the purpose of computing the sales charge, Bonds are deemed to mature on their expressed maturity dates, unless the Evaluator evaluates the price of the Bonds to a different date, such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date. This method of computing the sales charge will apply different sales charge rates to each Bond in the Trust depending on the maturity of each Bond in accordance with the following schedule:

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



                                                                           Secondary Market Period
                                                                                Sales Charge
                                                                                              Percentage
                                                         Percentage of                          of Net
    Years to Maturity Per Bond                       Public Offering Price                  Amount Invested
         0 Months to 2 Years                                       1.0%                             1.010%
         2 but less than 3                                         2.0%                             2.091%
         3 but less than 4                                         3.0%                             3.093%
         4 but less than 8                                         4.0%                             4.167%
         8 but less than 12                                        5.0%                             5.363%
         12 but less than 15                                       5.5%                             5.820%
         15 or more                                                5.9%                             6.270%

                  A minimum sales charge of 1.0% of the Public Offering Price is applied to all secondary market unit purchases. There is no reduction of the sales charge for volume purchases in secondary market transactions.

                  A proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

                  Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the insurance obtained by the Trust. See also "Rights of Unit Holders--Certificates" and "Rights of Unit Holders-Redemption" for information relating to redemption of Units. The Evaluator will consider in its evaluation of Defaulted Bonds which are covered by insurance obtained by the Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Securities and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and of a creditworthiness of minimum investment grade. As to Series 18 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of the Insurer to meet its commitments under the Trust's insurance policy and, in the case of Series 18 and subsequent Series, MBIA's or MBIAC's commitment to issue Permanent Insurance. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption."

                  It is the present intention of the Trustee (and, in the case of Series 18 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds), so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some other party, is

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



effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Preinsured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from the Insurer as long as the Bond is held in the Trust.

                  Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

Market for Units

                  Although they are not obligated to do so, the Sponsors have maintained and intend to continue to maintain a market for the Units and to continuously offer to purchase Units at prices based on the aggregate bid price of the Securities. The Sponsors' Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit." There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at the time, plus accrued interest.

                  If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsors."

                  Employees (and their immediate families) of the Sponsors may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying securities in the Trust, divided by the number of Units outstanding. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.

Distribution of Units

                  The Sponsors are the sole underwriters of the Units. It is the Sponsors' intention to effect a public distribution of the Units solely

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



through their own organizations. Units may, however, be sold to dealers who are members of the National Association of Securities Dealers, Inc. at a discount. Such discount is subject to change from time to time by the Agent for the Sponsors. Sales will be made only with respect to whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units. It is the Sponsors' intention to continue to qualify Units of the Trust for sale where such qualification is necessary. In maintaining a market for the Units (see "Public Offering--Market for Units"), the Sponsors will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (the Public Offering Price described in the currently effective Prospectus which includes the sales charge set forth in Part I of this Prospectus under "Summary of Essential Financial Information") or the price at which they may redeem such Units (based upon the aggregate bid side evaluation of the Securities), as the case may be, and to the extent that they earn sales charges on resales.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

                  Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit and information regarding estimated monthly and semi-annual distributions of interest to Unit holders are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus.

                  Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.

                  Estimated Long-Term Return is calculated using a formula that
(i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the portfolio and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and

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



Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.

INSURANCE ON THE BONDS

                  Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. As to each Trust, the Insurer shall not have any liability under the policy with respect to any Bonds which do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own respective standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds.


                  By the terms of its policy, the Insurer unconditionally guarantees to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the Bonds as such payments shall become due but not paid. Except as provided below with respect to small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. The policy issued by the Insurer does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. The MBIA and MBIAC policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. With respect to small issue industrial development Bonds and pollution control revenue Bonds, however, MBIA Inc. and MBIA Corp., respectively, guarantee the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the policy issued by the Insurer would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities.


                  The insurance policy relating to the Trust is non-cancelable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.

                  The policy issued by the Insurer shall terminate as to any Bond which has been redeemed from or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not

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




have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, any MBIA Inc. or MBIA Corp. policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of a MBIA Inc. or MBIA Corp. policy as to any Bond shall not affect MBIA Inc.'s or MBIA Corp.'s obligations regarding any other Bond in such Trust or any other Trust which has obtained a MBIA Inc. or MBIA Corp. insurance policy. The policy issued by the Insurer will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.

                  Pursuant to an irrevocable commitment of the Insurer, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis.


                  The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.


                  Except as indicated below, insurance obtained by the Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by the Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance will be equal to the difference between (1) the market value of a Bond which is in default in payment of principal or interest or a significant risk of default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (2) the market value of such Bonds not covered by Permanent Insurance. Insurance obtained by the issuer of a Bond or by parties other than the Trust is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.


                  Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from MBIA or MBIAC as long as the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

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



                  In the event that interest on or principal of a Bond is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Insurer will make payments to its fiscal agent, as identified in the insurance policy (the "Fiscal Agent"), equal to such unpaid amounts of principal and interest not later than one business day after the Insurer has been notified by the Trustee that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (1) evidence of the Trust's right to receive payment of such principal and interest and (2) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Insurer. Upon payment by the Insurer of any principal or interest payments with respect to any Bonds, the Insurer shall succeed to the rights of the owner of such Bonds with respect to such payment.


                   Municipal Bond Insurance Association ("MBIA", also known as the "Association") is an association of five insurance companies which joined together to insure severally (and not jointly) new issues of municipal bonds. Each insurance company comprising MBIA will be severally and not jointly obligated under the MBIA policy in the following respective percentages: The Aetna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company, 15%; Aetna Insurance Company*, 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the MBIA policy and will not be obligated to pay any unpaid obligation of any other member of MBIA. Each insurance company's participation is backed by all of its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations.

                  Some of the members of the Association are among the shareholders of MBIA, Inc. MBIA, Inc. is the parent of MBIA Insurance Corporation (formerly known as Municipal Bond Investors Assurance Corporation) ("MBIA Corp.") and is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Corp. commenced municipal bond insurance operations on January 5, 1987. MBIA Corp. is a separate and distinct entity from the Association. MBIA Corp. has no liability to the bondholders for the obligations of the Association.

                  The following table sets forth certain financial information with respect to the five insurance companies comprising MBIA. The statistics, which have been furnished by MBIA, are as reported by the insurance companies to the New York State Insurance Department and are determined in accordance with statutory accounting principals. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts.


--------
*        Now known as Cigna Property and Casualty Company.

                                     - 24 -
279831.9

                  MUNICIPAL BOND INSURANCE ASSOCIATION ("MBIA")
                    FIVE MEMBER COMPANIES ASSETS, LIABILITIES
                           AND POLICYHOLDERS' SURPLUS
                       AS OF DECEMBER 31, 1996 (Unaudited)
                                 (000's omitted)

                                                        New York           New York           New York
                                                        Statutory          Statutory          Policyholder's
                                                        Assets             Liabilities        Surplus
The Aetna Casualty & Surety Company                     $11,550,399        $ 9,143,186        $2,407,213
Fireman's Fund Insurance Company                          9,441,679          7,241,612         2,200,067
The Travelers Indemnity Company                          10,737,808          8,538,425         2,199,383
Cigna Property and Casualty Company                       2,533,882          1,809,370           724,512
  (Formerly Aetna Insurance Company)
The Continental Insurance Company                         2,663,233          1,994,375           668,858
                                                        -----------        -----------        ----------

   TOTAL                                                $36,927,001        $28,726,968        $8,200,033


                 MBIA Inc. is not obligated to pay the debts of or claims against MBIA Corp. MBIA Corp is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA Corp. has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA Corp., changes in control and transactions among affiliates. Additionally, MBIA Corp. is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

                 As of December 31, 1996, MBIA Corp had admitted assets of $4.4 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1997, MBIA Corp. had admitted assets of $4.5 billion (unaudited), total liabilities of $3.0 billion (unaudited), and total capital and surplus of $1.5 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

                  Copies of MBIA Corp.'s year-end financial statements prepared in accordance with statutory accounting practices are available without charge from MBIA Corp. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from MBIA Corp. or the Securities and Exchange Commission. The address of MBIA Corp. is 113 King Street, Armonk, New York 10504. The telephone number of MBIA Corp. is (914) 273-4545.

                 As of the Evaluation Date, the claims-paying ability of MBIA Corp. has been rated "AAA" by Standard & Poor's and "Aaa" by Moody's.


                 No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such

                                     - 25 -
279831.9
information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.


                 The contract of insurance relating to the Trust and the negotiations in respect thereof and certain agreements relating to Permanent Insurance represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer, and except that James A. Lebenthal, Chairman of the Board of Directors of Lebenthal & Co., Inc., is a director of MBIA Inc. Although all issues contained in the portfolio of the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.


                 A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively.


                 Because the Securities are insured by the Insurer as to the payment of principal and interest, Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, and Standard & Poor's has assigned its "AAA" investment rating to the Units and Bonds in the Trust. See "Tax Exempt Bond Portfolio" in Part I of this Prospectus. These ratings apply to the Bonds only while they are held in the Trust. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust expenses or portfolio asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.


TAX STATUS (See also "Tax Status" in Part I of this Prospectus)

                 Interest income on the Bonds contained in the Trust portfolio is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludible from gross income under the Internal Revenue Code of 1954, as amended (the "1954 Code"), or the Internal Revenue Code of 1986, as amended (the "Code"), depending upon the date of issuance of the Bonds in any particular Series.
See "The Trust--Portfolio."

                 Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is, however, includible in gross income as capital gain (or loss) for Federal, state and local income tax purposes, assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long- or short-term, depending on the

                                     - 26 -
279831.9
holding period of the Units. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of non-corporate Unit holders may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed pro-rata, a Unit holder's taxable income for any year may exceed the actual cash distributions to the Unit holder in that year.

                 Among other things, the Code provides for the following: (1) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the individual's alternative minimum tax (currently taxed at a rate of up to 28%); none of the Bonds in the Trust is a private activity bond, the interest on which is subject to the alternative minimum tax; (2) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the corporate alternative minimum tax and 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds, such as the Bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in alternative minimum taxable income. Interest on the Bonds is includible in the adjusted current earnings of a corporation for purposes of such alternative minimum tax. The Code does not otherwise require corporations, and does not require taxpayers other than corporations, including individuals, to treat interest on the Bonds as an item of tax preference in computing an alternative minimum tax; (3) subject to certain exceptions, no financial institution is allowed a deduction for that portion of the institution's interest expense allocable to tax-exempt interest on tax-exempt bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) all taxpayers are required to report for informational purposes on their Federal income tax returns the amount of tax-exempt interest they receive; (6) an issuer must meet certain requirements on a continuing basis in order for interest on a tax-exempt bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (7) a branch profits tax on U.S. branches of foreign corporations is implemented which, because of the manner in which the branch profits tax is calculated, may have the effect of subjecting the U.S. branch of a foreign corporation to Federal income tax on the interest on bonds otherwise exempt from such tax.

                 Section 86 of the Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income," combined with a portion of their social security benefits, exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds the base amount described above.

                 In addition, certain "S Corporations" may be subject to minimum tax on certain passive income, including tax-exempt interest, such as interest on the Bonds.


                                     - 27 -
279831.9

                 At the time of the original issuance of the Bonds held by the Trust, opinions relating to the validity of the Bonds and the exemption of interest thereon from regular Federal income tax were or (with respect to "when, as and if issued" Bonds) were to be rendered by bond counsel to the issuing governmental authorities. Neither the Sponsors nor their special counsel have made any review of proceedings relating to the issuance of such Bonds or the basis for bond counsel's opinions.

                 In the case of certain Bonds which may be included in the Trust, the opinions of bond counsel indicate that, although interest on such Bonds is generally exempt from Federal income tax, such Bonds are "industrial development bonds" under the 1954 Code or are "private activity bonds" as that term is defined in the Code (the following discussion also applies to Bonds that are "industrial development bonds" as they are defined in the 1954 Code in terms similar to those under which private activity bonds are defined in the Code and are generally subject to the same limitations). Interest on certain qualified small issue private activity bonds is exempt from all present Federal income taxation only so long as the "principal user" of the bond-financed facility and any "related person" remain within the capital expenditure limitations imposed by Section 144(a)(4) of the Code and only so long as the aggregate private activity bond limits of Section 144(a)(10) of the Code (Sections 103(b)(6)(D) and 103(b)(15) of the 1954 Code, respectively) are met. In addition, interest on private activity bonds will not be exempt from Federal income tax for any period during which such bonds are held by a "substantial user" of the facilities financed by the proceeds of such bonds (or a "related person" to such a "substantial user"). Interest attributable to such Bonds, if received by a Unit holder who is such a "substantial user" or "related person," will be taxable (i.e., not tax-exempt) to the same extent as if such Bonds were held directly as owner.

                 In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the bonds, the amount of such persons' outstanding tax-exempt private activities bonds, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

                 Under Section 265 of the Code, if borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation. Also, under Section 291 of the Code, certain financial institutions that acquired Units on or before August 7, 1986 may be subject to a reduction in the amount of interest expense that would otherwise be allowable as a deduction for Federal income tax purposes. Subject to certain exceptions under Section 265 of the Code, no deduction is allowed to a financial institution for that portion of the institution's interest expense allocable to tax-exempt interest on Units acquired after August 7, 1986. Investors with questions regarding this issue should consult their tax advisors.


                                     - 28 -
279831.9

                 The Trust may contain Bonds issued with original issue discount. The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust, to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount as is a Unit holder's tax basis in his Units. For Bonds issued on or after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders.

                 If a Unit holder's tax cost for his pro rata interest in a Bond exceeds his pro rata interest in the Bond's face amount, the Unit holder will be considered to have purchased his pro rata interest in the Bond at a "premium." The Unit holder will be required to amortize any premium relating to his pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for this pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.

                 The exemption of interest on municipal obligations for Federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. Interest income derived from the Bonds is not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The laws of such states and local governments vary with respect to the taxation of such obligations.

                 From time to time proposals have been introduced before Congress, the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals may be introduced in the future. The Sponsors cannot predict whether additional legislation, if any, in respect of the Federal income tax status of interest on debt obligations may be enacted and what the effect of such legislation would be on Bonds in the Trust. In addition, the enactment of a "flat tax" or other legislation that significantly alters the federal income tax system may have a material adverse effect on the value of Units. If the interest on any Bonds in the Trust should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell such Bonds, and, since they would be sold as taxable securities, it is expected that they would be sold at a substantial discount from current market prices.

                 In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

                                     - 29 -
279831.9

RIGHTS OF UNIT HOLDERS

Certificates

                 Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

                 Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

                 While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Financial Information" in Part I of this Prospectus, "The Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption" in Part II.

                 The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account of the Trust represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Financial Information" in Part I of this Prospectus. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first

                                     - 30 -
279831.9
distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit.

                 The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

                 The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by May 15 of such year if the Unit holder desires to change his plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption-Tender of Units."

                 As of the fifteenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "The Trust--Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

                 Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In addition, because of the varying interest payment dates of the Securities constituting the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit."

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



Expenses and Charges

                 Initial Expenses


                 All the expenses of creating and establishing the Trust for Series 118 and prior Series have been borne by the Sponsors, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates for Units, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.

                 All or a portion of the expenses incurred in creating and establishing the Trust for Series 119 and subsequent Series, including the cost of the initial preparation and execution of the Trust Agreement, the initial fees and expenses of the Trustee, legal expenses and other actual out-of-pocket expenses, have been paid by the Trust and will be amortized over a five year period. All advertising and selling expenses, as well as any organizational expenses not paid by the Trust, will be borne by the Sponsors at no cost to the Trust.


                 Fees

                 The Trustee's, Sponsor's and Evaluator's fees are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus. The Sponsors' fee, if any, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus, may exceed the actual costs of providing portfolio supervisory services for a particular Series, but at no time will the total amount received by the Sponsors for portfolio supervisory services rendered to all Series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

                 The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus. There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders."

                 The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

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



                 Insurance Premiums

                 The cost of the insurance obtained by the Trust as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus is based on the aggregate amount of Bonds in the Trust as of the date of such information. The premium, which is an obligation of each respective Trust, is payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio of the Trust mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party; Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIAC Pre-insured Bonds or MBIA Pre-insured Bonds. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from the Trust in the event that the Trustee exercises the right to obtain Permanent Insurance on such Bond.

                 Other Charges

                 The following additional charges are or may be incurred by the
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records

                 The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the

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



last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

                 The Trustee shall keep available for inspection by Unit holders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Securities in the portfolio of the Trust and a copy of the Trust Agreement.

Redemption

                 Tender of Units


                 While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be canceled.


                 Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption. See "Rights of Unit Holders--Certificates." Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.


                 By the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in Part I of this Prospectus under "Summary of Essential Financial Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender

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



is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Redemption--Purchase by the Sponsors of Units Tendered for Redemption."

                 Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.


                 If the Trustee exercises the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis since the insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" for the effect of selling Defaulted Bonds to meet redemption requests.


                 The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

                 Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units (assuming, in the case of Series 18 and subsequent Series, that the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and, without the suspension of such redemption rights when faced with excessive redemptions, the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

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                 Computation of Redemption Price Per Unit

                 The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, as of the Evaluation Time stated under "Summary of Essential Financial Information" in Part I of this Prospectus on the day any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust, and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (i) on the basis of current bid prices for the Securities, (ii) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (iii) by appraisal, or (iv) by any combination of the above. In determining the Redemption Price per Unit, no value will be assigned to the portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Market for Units."

                 Purchase by the Sponsors of Units Tendered for Redemption

                 The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee. See "Public Offering--Market for Units." Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

                 The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus. See "Public Offering-- Offering Price." Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

Exchange Option

                 The Sponsors of the Series of Empire State Municipal Exempt Trust (including the Series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Trust") are offering Unit holders of those Series of the Trust for which the Sponsors are maintaining a secondary market an option to exchange a Unit of any Series of the Trust for a

                                     - 36 -
279831.9

Unit of a different Series of the Trust being offered by the Sponsors (other than in the initial offering period) at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Market for Units") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held his Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the Series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event that the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his Units without further instructions from the Unit holder.

                 Unit holders are urged to consult their tax advisors as to the tax consequences of exchanging Units.

                                     - 37 -
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



                         AUTOMATIC ACCUMULATION ACCOUNT

                 The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from Federal income tax, New York State and New York City income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

                 The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality - that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A, or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from Federal income tax, New York State and New York City personal income taxes. However, during times of adverse market conditions when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to Federal income tax, New York State income tax and/or New York City income tax, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment advisor and distributor for the Empire Builder.

                 Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each such Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, request a copy of the Empire Builder Prospectus from The Bank of New York,

                                     - 38 -
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




Unit Investment Trust, P.O. Box 972, New York, New York 10269-0067. Read it carefully before you decide to participate.


                                     - 39 -
279831.9

                                                                [ALTERNATE PAGE]




                         AUTOMATIC ACCUMULATION ACCOUNT

                 For Unit holders of the Trust who are clients of Lebenthal & Co., Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non-diversified investment company whose investment objective is to maximize current income exempt from regular Federal income tax, and from New York State and New York City income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long term investment grade tax-exempt securities the interest income from which is exempt from such taxes.

                 The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality -- that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, A, A or
BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular Federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to Federal income tax, New York State and/or New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal & Co., Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.

                 Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Unit will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Unless otherwise indicated, new Participants in the Bond Fund Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal & Co. Inc., as manager for the Bond Fund, each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect

                                     - 38 -
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


                                                                [ALTERNATE PAGE]


the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, request a copy of the Bond Fund Prospectus from The Bank of New York, Unit Investment Trust, P.O. Box 972, New York, New York 10269-0067.
Read it carefully before you decide to participate.


                                     - 39 -
279831.9

                                    SPONSORS

                 Glickenhaus and Lebenthal are the Sponsors for Empire State Municipal Exempt Trust, Series 10 and all subsequent Series, including all Guaranteed Series.

                 Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Glickenhaus Value Portfolios and The Municipal Insured National Trusts, and for the prior series of Empire State Municipal Exempt Trust, including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities. The principal offices of Glickenhaus are located at 6 East 43rd Street, New York, New York 10017.

                 Lebenthal, a New York corporation originally organized as a New York partnership in 1925, has been buying and selling municipal bonds for its own account as a dealer for over 72 years; Lebenthal also buys and sells securities as an agent and participates as an underwriter in public offerings of municipal bonds. It acted as a sponsor for Empire State Tax Exempt Bond Trust, Series 8 and successive Series of The Municipal Insured National Trust through Series 28. Lebenthal is registered as a broker/dealer with the Securities and Exchange Commission and various state securities regulatory agencies and is a member of the National Association of Securities Dealers, Inc. and Securities Investors Protection Corp. The principal offices of Lebenthal are located at 120 Broadway, New York, New York 10271.

Limitations on Liability

                 The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith or gross negligence. See "The Trust--Portfolio" and "Sponsors--Responsibility."

Responsibility

                 The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust's portfolio will tend to diminish. As to Series 18 and subsequent Series, in the event that the Trustee does not exercise the right

                                     - 40 -
279831.9
to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption." The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advance refunding. It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default with respect to such Securities in the foreseeable future.

                 Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

                 If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the Defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "The Trust--Insurance on the Bonds."

                 The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in a Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account of the affected Trust for distribution to the Unit holders.

                 Notwithstanding the foregoing, in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation with respect to a Trust, it

                                     - 41 -
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



shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee. See "Summary of Essential Financial Information" in Part I of this Prospectus.

Agent for Sponsors

                 The Sponsor named as Agent for Sponsors under "Summary of Essential Information" in Part I of this Prospectus has been appointed by the other Sponsor as agent for purposes of taking action under the Trust Agreement. In those Trusts for which there is a sole Sponsor, references herein to the Agent for Sponsors shall be deemed to refer to such sole Sponsor. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsor acts as the Sponsors.

Resignation

                 Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation, a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under the Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

Financial Information


                 At September 30, 1996, the total partners' capital of Glickenhaus was $144,057,869 (audited); and at March 31, 1997, the total stockholders' equity of Lebenthal was $5,346,158 (audited).


                  The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More

                                     - 42 -
279831.9
comprehensive financial information can be obtained upon request from any Sponsor.


                                     TRUSTEE

                 The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286, (800) 221-7771. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a corporation organized under the laws of the United States or the State of New York, which is authorized under such laws to exercise corporate trust powers, and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000 and its principal office and place of business in the Borough of Manhattan, New York City. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of any Series of the Trust.

Limitations on Liability

                 The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trust--Portfolio."

Responsibility

                 For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and "Sponsors-Resignation."

Resignation

                 By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or, in the case of Series 11 and subsequent Series, if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                     - 43 -
279831.9

                                    EVALUATOR

                 The Evaluator is Muller Data Corporation, a New York corporation, with main offices at 395 Hudson Street, New York, New York 10014. Muller Data Corporation is a wholly owned subsidiary of Thomson Publishing Corporation, a Delaware corporation.

Limitations on Liability

                 The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Unit holders for errors in judgement. This provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

                 The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price."

Resignation

                 The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

                 The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of certificates evidencing 66-2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in a Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of

                                     - 44 -
279831.9
the Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.


                 The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the Date of Deposit, whichever is lower, at which time the Trust may be terminated (i) by the consent of the holders of 66-2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice of their opportunity to object to such termination and to the Sponsors and the holders of at least 33-1/3% of the Units do not instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part I of this Prospectus under "Summary of Essential Financial Information"; provided, however, that prior to the Mandatory Termination Date the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders of the affected Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.



                                 LEGAL OPINIONS


                 Certain legal matters have been passed upon by Hall, McNicol, Hamilton & Clark, The News Building, 220 East 42nd Street, New York, New York 10017, as counsel for the Sponsors as to Series 1 through 8, by Brown & Wood, One World Trade Center, New York, New York 10048, as special counsel for the Sponsors as to Series 9 through 64 and by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022 as special counsel for the Sponsors as to Series 65 and subsequent Series of Empire State Municipal Exempt Trust, Guaranteed Series. Winston & Strawn, 200 Park Avenue, New York, New York 10016, acts as counsel for the Trustee.



                                    AUDITORS


                 The financial statements of the Trust included in Part I of this Prospectus have been audited by BDO Seidman, LLP, independent certified public accountants, as stated in their reports with respect thereto, and are included therein in reliance upon such reports given upon the authority of these firms as experts in accounting and auditing.



                           DESCRIPTION OF BOND RATINGS

                 A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


                                     - 45 -
279831.9

                 The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

                 The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.     Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                 AAA:      Bonds rated "AAA" have the highest rating assigned by
         Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                 AA:       Bonds rated "AA" have a very strong capacity to pay
         interest and repay principal and differ from the highest rated issues only in small degree.

                 A: Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                 BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                 BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent

                                     - 46 -
279831.9
         upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

                 NO: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                 SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                 SP-2:  Satisfactory capacity to pay principal and interest.

                 SP-3:  Speculative capacity to pay principal and interest.

*Moody's rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

                 Aaa: Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 Baa: Bonds which are rated "Baa" are considered as medium grade obligations; i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


                                     - 47 -
279831.9

                 B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                 Con.(...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers "1," "2" and "3" in each rating classification from "Aa" through "B" in its corporate rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the security ranks in the lower end of its generic rating category.


                                     - 48 -
279831.9

This Prospectus contains information concerning the
Trust and the Sponsors, but does not contain all the
information set forth in the registration statements                             EMPIRE STATE
and exhibits relating thereto, which the Trust has                          MUNICIPAL EXEMPT TRUST
filed with the Securities and Exchange Commission,
Washington, D.C. under the Securities Act of 1933
and the Investment Company Act of 1940, and to
which reference is hereby made.                                                GUARANTEED SERIES
-------------------------------------------------------


                           INDEX                                              PROSPECTUS, PART II
-------------------------------------------------------


                                      Page
                                                                                   Sponsors:
THE TRUST................................................1

PUBLIC OFFERING.........................................18                     GLICKENHAUS & CO.
                                                                              6 East 43rd Street
ESTIMATED CURRENT RETURN AND ESTIMATED                                     New York, New York 10017
    LONG-TERM RETURN TO UNIT HOLDERS....................21                      (212) 953-7532

INSURANCE ON THE BONDS..................................22
                                                                             LEBENTHAL & CO., INC.
TAX STATUS..............................................26                       120 Broadway
                                                                           New York, New York 10271
RIGHTS OF UNIT HOLDERS..................................30                       (212)425-6116

AUTOMATIC ACCUMULATION ACCOUNT..........................38

SPONSORS................................................40

TRUSTEE.................................................43

EVALUATOR...............................................44

AMENDMENT AND TERMINATION OF THE
    TRUST AGREEMENT.....................................44

LEGAL OPINIONS..........................................45

AUDITORS................................................45

DESCRIPTION OF BOND RATINGS.............................45

-------------------------------------------------------


No person is authorized to give any information or to
make any representations not contained in this
Prospectus and any information or representation
not contained herein must not be relied upon as
having been authorized by the Trust or the Sponsors.
This Prospectus does not constitute an offer to sell,
or a solicitation of an offer to buy, securities in any
state to any person to whom it is not lawful to make
such offer in such state.
-------------------------------------------------------

-------------------------------------------------------


279831.9

                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:


The facing sheet on Form S-6.
The Cross-Reference Sheet (incorporated by reference to the Cross-Reference
 Sheet to the Form S-6 Registration Statement of Empire State Municipal Exempt Trust, Guaranteed Series 133).
The Prospectus.
Signatures.
Written Consent of the following persons:
         Consents of Independent Auditors.
         Consent of Counsel (previously filed)
         Consent of the Evaluator including Confirmation of Ratings (included in Exhibit 99.5.1).


The following exhibits:

*99.5.1  -- Consent of the Evaluator including Confirmation of Ratings and
            Affirmation Letter of Standard & Poor's.


99.6.1  -- Copies of Powers of Attorney of General Partners of
           Glickenhaus & Co. (filed as Exhibit 6.1 to Form S-6 Registration Statement No. 33-17307 of Empire State Municipal Exempt Trust, Guaranteed Series 134 on April 2, 1997 and Post-Effective Amendment No. 7 to Registration Statement No. 33-40723 of Empire State Municipal Exempt Trust, Guaranteed Series 77 on November 25, 1997, and incorporated herein by reference).


99.6.2  -- Copies of Powers of Attorney of Directors and certain officers of
           Lebenthal & Co., Inc. (filed as Exhibit 6.2 to Amendment No. 1 to Form S-6 Registration Statement No. 33-55385 of Empire State Municipal Exempt Trust, Guaranteed Series 109 on November 2, 1994, and incorporated herein by reference).

*27    --  Financial Data Schedule (for EDGAR filing only).

--------
     *  Being filed by this Amendment.


                                      II-1
332290.1

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 80, Guaranteed Series 81, Guaranteed Series 82 and Guaranteed Series 83 certify that they have met all of the requirements for effectiveness of this Post- Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post- Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of January, 1998.



              EMPIRE STATE MUNICIPAL EXEMPT TRUST,
              GUARANTEED SERIES 80, GUARANTEED SERIES 81,
              GUARANTEED SERIES 82 AND GUARANTEED SERIES 83
              (Registrants)

              GLICKENHAUS & CO.
                         (Depositor)



              By:        /s/ Michael J. Lynch
                         ------------------------------
                         Michael J. Lynch
                         (Authorized Signatory)


           Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                             Title                                           Date

ALFRED FEINMAN*                  General Partner                                 )  January 27, 1998
                                                                                 )
                                                                                 )
JAMES M. GLICKENHAUS*            General Partner                                 )
                                                                                 )
SETH M. GLICKENHAUS*             General Partner,                                )
                                 Chief Investment Officer                        ) By:/s/ Michael J. Lynch
                                                                                      --------------------
                                                                                 )     Michael J. Lynch
                                                                                 )     Attorney-in-Fact*

---------------


* Executed copies of Powers of Attorney were filed as Exhibit 6.1 to Registration Statement No. 333-17307 on April 2, 1997 and Post-Effective Amendment No. 7 Registration Statement No. 33-40723 on November 25, 1997.



                                      II-2
332290.1

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 80, Guaranteed Series 81, Guaranteed Series 82 and Guaranteed Series 83 certify that they have met all of the requirements for effectiveness of this Post- Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post- Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of January, 1998.


              EMPIRE STATE MUNICIPAL EXEMPT TRUST,
              GUARANTEED SERIES 80, GUARANTEED SERIES 81,
              GUARANTEED SERIES 82 AND GUARANTEED SERIES 83
              (Registrants)

              LEBENTHAL & CO., INC.
                         (Depositor)


              By:        /s/ D. Warren Kaufman
                         ---------------------------
                         D. Warren Kaufman
                         (Attorney-in-Fact)

           Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.

Name                                  Title                               Date

H. GERARD BISSINGER, II*              Director                            )
                                                                          ) January 27, 1998
JEFFREY M. JAMES*                     Director                            )
                                                                          )
/s/ D. Warren Kaufman                 Director                            ) By: /s/ D. Warren Kaufman
---------------------                                                           ---------------------
D. WARREN KAUFMAN                                                         )     D. Warren Kaufman
ALEXANDRA LEBENTHAL*                  Director, President                 )     Attorney-in-Fact*
                                                                          )
JAMES A. LEBENTHAL*                   Director, Chief                     )
                                      Executive Officer                   )
                                                                          )
DUNCAN K. SMITH*                      Director                            )



---------------

* Executed copies of Powers of Attorney were filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 33-55385 on November 2, 1994.

                                      II-3
332290.1

                               CONSENT OF COUNSEL


        The consent of Battle Fowler LLP to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion filed previously.




                         CONSENT OF INDEPENDENT AUDITORS

The Sponsors and Trustee of

        EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 80, GUARANTEED SERIES 81, GUARANTEED SERIES 82 AND GUARANTEED SERIES 83


        We hereby consent to the use in Post-Effective Amendment No. 6 to Registration Statement No. 33-44559 of our opinions dated October 31, 1997 relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 80, Guaranteed Series 81, Guaranteed Series 82 and Guaranteed Series 83 and to the reference to our firm under the heading "Auditors" in the Prospectus which is a part of such Registration Statement.



GOLDSTEIN GOLUB KESSLER
  & COMPANY, P.C.


New York, New York
January 27, 1998





                                      II-4
332290.1